UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08030

Name of Registrant: Royce Micro-Cap Trust, Inc.

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name and address of agent for service:	John E. Denneen, Esquire
745 Fifth Avenue New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 – December 31, 2017

Item 1. Reports to Shareholders.

DECEMBER 31, 2017

2017 Annual
Review and Report to Stockholders

Royce Global Value Trust

Royce Micro-Cap Trust

Royce Value Trust

roycefunds.com

A Few Words on Closed-End Funds

Royce & Associates, LP manages three closed-end funds: Royce Global Value Trust, which invests primarily in companies with headquarters outside of the United States, Royce Micro-Cap Trust, which invests primarily in micro-cap securities; and Royce Value Trust, which invests primarily in small-cap securities. A closed-end fund is an investment company whose shares are listed and traded on a stock exchange. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings that may include shelf offerings and periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange, as with any publicly traded stock. Shares of closed-end funds frequently trade at a discount to their net asset value. This is in contrast to open-end mutual funds, which sell and redeem their shares at net asset value on a continuous basis.

A Closed-End Fund Can Offer Several Distinct Advantages

•
A closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, so it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions.

•
In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times can be effective for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.

•
A closed-end fund may invest in less liquid portfolio securities because it is not subject to potential stockholder redemption demands. This is potentially beneficial for Royce-managed closed-end funds, with significant investments in small- and micro-cap securities.

•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.

•	Royce Micro-Cap Trust and Royce Value Trust distribute capital gains, if any, on a quarterly basis. Each of these Funds has adopted a quarterly distribution policy for its common stock.

We believe that the closed-end fund structure can be an appropriate investment for a long-term investor who understands the benefits of a more stable pool of capital.

Why Dividend Reinvestment Is Important

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 62 and 63. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, please see page 64 or visit our website at www.roycefunds.com.

Managed Distribution Policy

The Board of Directors of each of Royce Micro-Cap Trust and Royce Value Trust has authorized a managed distribution policy (“MDP”). Under the MDP, Royce Micro-Cap Trust and Royce Value Trust pay quarterly distributions at an annual rate of 7% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of these annualized rates or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by a Fund’s MDP. You should not draw any conclusions about a Fund’s investment performance from the amount of distributions or from the terms of a Fund’s MDP. A Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders; however, at this time there are no reasonably foreseeable circumstances that might cause the termination of any of the MDPs.

This page is not part of the 2017 Annual Report to Stockholders

Table of Contents

Annual Review

Letter to Our Stockholders	2

Performance	7

Annual Report to Stockholders

Royce Global Value Trust

Managers’ Discussions of Fund Performance	8

Schedule of Investments	10

Other Financial Statements	15

Royce Micro-Cap Trust

Managers’ Discussion of Fund Performance	24

Schedule of Investments	26

Other Financial Statements	31

Royce Value Trust

Managers’ Discussion of Fund Performance	42

Schedule of Investments	44

Other Financial Statements	50

History Since Inception	62

Distribution Reinvestment and Cash Purchase Options	64

Directors and Officers	65

Notes to Performance and Other Important Information	66

Results of Stockholders Meetings	67

This page is not part of the 2017 Annual Report to Stockholders

Letter to Our Stockholders

A GOOD YEAR, A PUZZLING PATTERN

A good year for equities, 2017 also looked a little strange at first...
It was a terrific year for stocks in 2017 up and down the asset class scale and across much of the globe. Yet it was also a seemingly odd year, and it played out much differently than we thought it would. A second consecutive year of double-digit returns for small-cap stocks, with the Russell 2000 Index gaining 14.6% in 2017,[1] was more than welcome, of course, even as returns also defied what we would have anticipated against the backdrop of a rapidly growing domestic economy and a rebounding global one. While large-cap’s relatively higher returns in 2017 made sense to us in this context, we also expected that small-cap would draw the bulk of its strength from cyclicals and value stocks in this healthy environment. So we were surprised to see certain growth and defensive stocks take the lead early in 2017 after lagging—in some cases significantly—in 2016, a year that marked its own significant (and in our view favorable) leadership reversals to cyclicals and value. Over the last three years, then, we have transitioned from
2015’s very narrow, growth-led market to 2016’s broader move driven by cyclicals and value stocks to 2017, in which growth reasserted leadership while value lagged significantly.

It was a terrific year for stocks in 2017 up and down the asset class scale and across much of the globe.

At first, we chalked up this apparent oddity to the market’s long history of refusing to behave in a logical fashion, at least over the short term. As we parsed the data more closely, however, we were able to more accurately decode what happened. First, the advantages enjoyed by growth stocks and defensives within the Russell 2000 came disproportionately from Health Care, which rose 35.5% in 2017, making it by far the best-performing sector within the small-cap index. Rising more than 50%, biotechnology was particularly strong, bouncing back from a corrective phase

[1]	It was also the first calendar year since its 1978 inception in which the small-cap index posted a return between 6% and 16%.

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LETTER TO OUR STOCKHOLDERS

in 2016 while pharmaceuticals also made an impressive recovery, climbing 37.2%. In aggregate, five of the six industry groups that comprise the Health Care sector in the Russell 2000 outpaced the overall index in 2017.

Following Health Care, however, were four sectors in more cyclical areas, each of which also beat the small-cap index: Consumer Discretionary (+15.6%), Industrials (+19.8%), Information Technology (+17.4%), and Materials (+16.7%). Among the index’s largest sectors, tech is also arguably its most diverse, embracing a mix of cyclical growth and value companies. Two of its more growth-oriented industries—Internet software & services (+28.4%) and software (+27.3%)—did very well while two of its more cyclical industries—electronic equipment, instruments & components (+23.9%) and semiconductors & semiconductor equipment (+15.2%)—also had index-beating returns in 2017.

What, then, contributed most to the odd disparity in small-cap results between cyclicals and defensives, value and growth? An underwhelming, low single-digit performance from banks was arguably the major factor. Slotted in the Financials sector, banks had a weighting just shy of 11% in the Russell 2000 at year-end, larger than six of the 11 sectors in the index, which gives their performance a meaningful impact. (In the Russell 2000 Value Index, their weighting was just shy of 20% at year-end— larger than any other sector in the style index.) Anemic returns for small-cap banks thus played a major role in relative disadvantages for both cyclicals and value. We find the following illustration especially revealing: defensives were up 20.0% in 2017 versus 12.7% for cyclicals. With banks, biotechnology, and pharmaceuticals excluded, however, cyclicals showed better absolute and relative performance—up 15.0% versus 11.4% for defensives.

A Different Picture Emerges Ex-Outliers 2017 Russell 2000 Cyclical vs Defensive Sector Returns

Cyclical and Defensive are defined as follows: Cyclical, Consumer Discretionary, Energy, Financials, Industrials. Defensive: Consumer Staples, Health Care, Real Estate, Telecommunication Services, Utilities.

    We think this outlier—excluding comparison goes a long way toward explaining why results for cyclicals versus defensives and value versus growth at first glance looked so strange in a period of economic acceleration.

ARE SMALL-CAPS POISED FOR ANOTHER SHIFT?

After an encouraging 4Q17, can small-cap cyclicals take the lead going forward?
Being narrower, growth-led markets typically create challenges for active managers, who tend to embrace a wider swath of companies. So it was not surprising that results for domestic active small-cap strategies were more varied, and we were pleased to see a number of market-beating performances for a select number of approaches. No doubt, the intertwined effect of strong absolute and relative results for certain cyclical sectors and vibrant global economic growth was the dominant factor. So while active strategies faced crosscurrents during the year as investors revisited more speculative issues, they were also bolstered by the expanding global economy.

Going forward, we expect investors to increasingly focus on individual company attributes, especially cyclical exposure and company-specific risks. Our view is that this performance pattern should extend into 2018.

This page is not part of the 2017 Annual Report to Stockholders | 3

Equity Indexes as of December 31, 2017 (%)
	1-YR	3-YR	5-YR	10-YR

Russell 2000	14.65	9.96	14.12	8.71

Russell 2000 Value	7.84	9.55	13.01	8.17

Russell 2000 Growth	22.17	10.28	15.21	9.19

S&P 500	21.83	11.41	15.79	8.50

Russell 1000	21.69	11.23	15.71	8.59

Nasdaq Composite	28.24	13.38	17.98	10.04

Russell Midcap	18.52	9.58	14.96	9.11

Russell Microcap	13.17	8.91	14.29	7.68

Russell Global ex-U.S. Small Cap	30.49	11.27	9.25	3.89

Russell Global ex-U.S. Large Cap	27.47	8.09	7.17	2.09

For details on The Royce Funds’ performance in the period, please turn to the Managers’ Discussions that begin on page 8. Past performance is no guarantee of future results.

     This raises the question of when and how—even if—the market’s response to the quickening pace of global growth will mark a more pronounced shift to cyclicals. A clue may have been found in a reversal that occurred in the fourth quarter, when small-cap cyclicals enjoyed higher returns than defensives, which is typically the case in a growing economy. After trailing through the first three quarters of 2017, small-cap cyclicals advanced 3.9% while defensive stocks were up 1.9% (and the Russell 2000 was up 3.3%). Going forward, we expect investors to increasingly focus on individual company attributes, especially cyclical exposure and company-specific risks. Our view is that this performance pattern should extend into 2018.

WHEN IT COMES TO SMALL-CAP, IT’S THE COMPANIES, NOT THE INDEXES

Its high valuation makes the Russell 2000 Index look risky, but numerous opportunities can still be found in small-cap
Based on this view, we believe the opportunity for small-cap investors is not the index itself or the broader asset class as a whole—it’s in select companies in the asset class. In a similar vein, we think that investors should lower their expectations for overall small-cap returns—which is why we believe selectivity has been so critical of late, and why we are increasingly convinced that it will remain so in 2018. Both the lofty state of small-cap valuations at the end of 2017 and recent performance patterns suggest that returns are unlikely to stay as elevated as they have been—for the index, growth stocks, and defensives in particular, but not necessarily for certain cyclical small-caps. We suspect that success over the next few years will hinge on making careful selections and maintaining discipline—in essence, the time-honored argument for the importance of active small-cap management.

A look at five-year results for the Russell 2000 and Russell 2000 Growth best clarifies our thinking, as both exceeded their long-term averages. The small-cap index’s 14.1% five-year average annual total return for the period ended December 31, 2017 ran appreciably higher than its 10.6% monthly rolling five-year average since inception (12/31/78). The spread was even more pronounced for growth—a 15.2% five-year average annual total return for the same period versus its 8.6% monthly rolling five-year average since inception. These higher-than-average returns simply do not look sustainable to us over the long run. To be sure, while we are optimistic about the prospects for select small-cap companies, we remain firm believers in reversion to the mean for the index.

Latest Returns Much Higher Than History

For context, we invite investors to consider how the metrics for the Russell 2000 stack up compared to a fundamentally strong small-cap business with positive earnings and healthy cash flows from operations. At the end of 2017, more than 34% of the companies in the small-cap index had no earnings compared to only 25% at the end of 2007. The index in aggregate also had higher leverage than it did 10 years ago: at the end of 2017, the weighted average long-term debt to capital ratio[2] for the Russell

[2] Long-term debt to capital is calculated by dividing a company’s long-term debt by its total capital.

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LETTER TO OUR STOCKHOLDERS

2000 was 35% versus 29% at the end of 2007. Add to all this the fact that small-caps have not seen a pullback greater than 6.4% for nearly two years dating back to the last small-cap trough on February 11, 2016, and the Russell 2000 looks very risky to us, especially compared to the opportunities to be found in individual small-cap businesses. From our perspective as small-cap specialists, all of this makes a small-cap correction look increasingly likely in 2018. Financially sound companies with growing earnings and modest valuations look far better positioned to us for the kind of lower-return market we are anticipating. Our expectation for annual small-cap returns falls in the 5-7% range over the intermediate term. It’s also worth noting that five-year periods in the zone of 5-10% for the small-cap index have been those with the biggest outperformance spread for active managers.

     Two other points are worth emphasizing. The first is to offer a seemingly counterintuitive word of caution about the expanding global economy. As excited as we are about the current period of synchronized global growth, we have also observed that Main Street and Wall Street do not always walk hand in hand. Market cycles and economic cycles are different animals. As economic news continues to improve, there is no guarantee that the market will match its pace. Ultimately, we see global growth as a positive for stocks. But the market may well deviate from what the economy is doing in the months ahead (which is fairly typical) as investors try to sort things out after an almost 10-year bull market for large-caps and a nearly two-year upswing for small-caps.

Our second point is to highlight the enormity and diversity of the U.S. small-cap universe. This goes beyond the more than 2,200 publicly traded companies with market capitalizations between $100 million and $3 billion. It also pertains to performance and valuation. For example, the top two deciles of the Russell 2000 were up 121% and 51% in 2017, while the bottom two fell 55% and 28%. Given such wide dispersion, we believe that we can always find long-term opportunities.

Divergence: Russell 2017 Returns

THE SMALL-CAP OPPORTUNITY:
GLOBAL GROWTH IN CYCLICALS

We see leadership coming from small-caps in economically sensitive industries that blend profitability, relatively attractive valuation, and global exposure
As confidence in the economy solidifies, the mounting importance of earnings growth or recovery should benefit cyclicals—small-caps in particular—as it has in the past. Cyclicals have historically done best in exactly the kind of economic environment in which we now find ourselves. Valuations for small-cap cyclicals also look more attractive relative to defensives. Moreover, it seems that the end has come for the extended, 30-year bull market for bonds. Being far less yield sensitive, cyclicals should face fewer headwinds as rates rise.

Ultimately, we see global growth as a positive for stocks. But the market may well deviate from what the economy is doing in the months ahead (which is fairly typical) as investors try to sort things out after an almost 10-year bull market for large-caps and a nearly two-year upswing for small-caps.

This page is not part of the 2017 Annual Report to Stockholders | 5

LETTER TO OUR STOCKHOLDERS

Go Global

2017 Russell 2000 Returns by Percent of Foreign Sales

We think investors should be focusing on these matters rather than tax cuts or high valuations for indexes. While the reduced corporate tax rate is an undeniable benefit for small-caps, its positive effect is only lasting insofar as it encourages productive capital investment and allocation (the key, in our view, to creating additional growth beyond the reduced rate). As small-cap specialists, we see the accelerating global economy as the more significant development. Indeed, its effects can already be seen when one looks more closely at 2017’s returns. Companies in the Russell 2000 with no foreign sales were up 12% while those with foreign sales of 30% or greater advanced 19%.

So we enter 2018 with a measured confidence, charting a middle course between bullishness and bearishness. Our expectation is for positive small-cap returns that are nonetheless likely to be lower than their long-term historical average. We believe that small-cap performance will be driven by three factors: a preference for profitability, relatively lower valuations for both cyclicals and value stocks, and burgeoning economic strength at home and abroad. Together, these support the leadership case for small-cap companies with global exposure in cyclical industries that also possess quality in the form of high returns on invested capital. Russell 2000 companies with the highest ROIC did quite well in 2017, in fact. These kinds of businesses look best positioned to benefit from increasing economic growth—even in the event of a pullback. With selectivity and discipline being the keys, we see the opportunity for disciplined and select active small-cap strategies to shine in 2018.

Sincerely,

Charles M. Royce	Christopher D. Clark	Francis D. Gannon
Chairman,	Chief Executive Officer and	Co-Chief Investment Officer,
Royce & Associates, LP	Co-Chief Investment Officer, Royce & Associates, LP	Royce & Associates, LP

January 31, 2018

6 | This page is not part of the 2017 Annual Report to Stockholders

Performance

NAV Average Annual Total Returns As of December 31, 2017 (%)

	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION	INCEPTION DATE

Royce Global Value Trust	31.07	12.04	N/A	N/A	N/A	N/A	N/A	N/A	7.50	10/17/13

Royce Micro-Cap Trust	17.67	8.21	13.65	7.75	11.51	9.84	N/A	N/A	11.09	12/14/93

Royce Value Trust	19.38	11.63	13.47	7.18	10.79	9.45	10.73	11.53	10.83	11/26/86

INDEX

Russell Global Small Cap Index	23.33	10.54	10.94	5.43	11.34	7.97	N/A	N/A	N/A	N/A

Russell Microcap Index	13.17	8.91	14.29	7.68	10.34	N/A	N/A	N/A	N/A	N/A

Russell 2000 Index	14.65	9.96	14.12	8.71	11.17	7.89	9.54	10.46	N/A	N/A

Important Performance and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when sold. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.roycefunds.com. The Funds are closed-end registered investment companies whose respective shares of common stock may trade at a discount to the net asset value. Shares of each Fund’s common stock are also subject to the market risk of investing in the underlying portfolio securities held by each Fund. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12, as well as 12/31/14 and of Royce Value Trust at 12/31/16, for financial reporting purposes, and as a result the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. All indexes referenced are unmanaged and capitalization-weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks that measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns include net reinvested dividends and/or interest income. Royce Value, Micro-Cap and Global Value Trust shares of common stock trade on the NYSE. Royce Fund Services, Inc (“RFS”) is a member of FINRA and files certain material with FINRA on behalf of each Fund. RFS is not an underwriter or distributor of any of the Funds.

This page is not part of the 2017 Annual Report to Stockholders | 7

MANAGERS’ DISCUSSION
Royce Global Value Trust (RGT)

Chuck Royce David Nadel Chris Flynn

FUND PERFORMANCE
A strong absolute and relative showing in 2017 gave Royce Global Value Trust (“RGT”) an advantage over its unleveraged benchmark, the Russell Global Small Cap Index, for the one- and three-year periods ended December 31, 2017 on both a net asset value (“NAV”) and market price basis. The Fund advanced 31.1% on an NAV basis and 36.0% based on market price in 2017, in both instances substantially ahead of the Russell Global Small Cap Index, which rose 23.3% for the same period. 2017 was a terrific year for stocks up and down the asset class scale and across much of the globe, and we were pleased to see the portfolio more than fully participate.

WHAT WORKED... AND WHAT DIDN’T
Nine of the Fund’s 11 equity sectors finished 2017 in the black. Only Energy detracted—and did so modestly—while Utilities was essentially flat. Industrials and Information Technology led by wide margins, followed by more-than-respectable contributions from Financials and Health Care. Relative to the benchmark, the portfolio’s advantage came overwhelmingly from stock selection, primarily in Financials, Information Technology, and Industrials. The first of these sectors saw the greatest relative edge come from holdings in capital markets and consumer finance while in Information Technology the electronic equipment, instruments & components and IT services groups had the biggest impact. In Industrials, trading companies & distributors and commercial services & supplies showed the best relative strength. Conversely, ineffective stock selection in Materials hurt relative performance, as did the portfolio’s cash position.

     At the industry level, two groups dominated results on an absolute basis—the aforementioned capital markets and electronic equipment, instruments & components—while the IT services (Information Technology) and health care equipment & supplies (Health Care) industries also made noteworthy positive contributions. The impact of detractors at this same level was comparably very light, with oil, gas & consumable fuels (Energy), technology hardware, storage & peripherals (Information Technology), insurance (Financials), and communications equipment (Information Technology) detracting most. Those countries making the greatest positive impact in 2017 were the U.S., the United Kingdom, Japan, and Germany while South Africa and Puerto Rico detracted most.

The top contributor at the position level was Indian consumer finance company, Bajaj Finance. Its shares were lifted by its strong position in India’s nascent credit markets, which we believe have a long runway for growth given the nation’s fast-growing middle class and its low household debt to GDP ratio. Bajaj has also benefited from successfully cross selling services across its many locations. Cognex Corporation is the market leader in machine vision technology, which captures and analyzes visual information to automate tasks that previously relied on human eyesight and is thus a major driver of industrial and process automation. The firm has just begun to move into key end markets, such as consumer electronics, while adoption is expanding to other industries, including a fast-growing logistics segment. With ever-evolving proprietary technology and an unmatched global corps of engineers serving customers, the firm looks poised to sustain its well-above-average ROIC and compound its business value into the future.

The top detractor at the position level was South Africa’s EOH Holdings, Africa’s largest independent information-technology provider, with leading positions in business process outsourcing and SAP implementation across the continent. We were attracted to its rare combination of attractive valuation, strong market position, high growth, and conservative balance sheet. However, we sold our shares when unexplained insider selling and the threat of customer losses compounded the effects of well-publicized accounting and corruption scandals engulfing even some of the blue-chip denizens of South African business. We had more confidence in the turnaround potential of CIRCOR International, which makes an array of valves and provides related flow control products and services. Valve sales to the domestic land-based oil industry improved when the price of oil rallied in the second half of the year, but could not offset the sales declines to large offshore project customers where investments are only now showing signs of bottoming and pricing is intense. We think it can eventually benefit from a recovery in energy prices and the further integration of a recent acquisition, which diversifies its end markets and brings higher margins, differentiated products, and aftermarket service revenue streams, factors that led us to add shares in 2017.

Top Contributors to Performance For 2017 (%)[1]

Bajaj Finance	0.98

Cognex Corporation	0.97

SEI Investments	0.75

Relo Group	0.74

Vakrangee	0.71

1 Includes dividends

Top Detractors from Performance For 2017 (%)[2]

EOH Holdings Limited	-0.28

CIRCOR International	-0.26

MBIA	-0.25

World Fuel Services	-0.20

Diebold Nixdorf	-0.18

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
We have a more positive outlook for international stocks and are more cautious on domestic issues, which makes the Fund’s global flexibility particularly timely. While guarded about prospective U.S. small-cap index returns, we are also optimistic about the portfolio’s potential as it leans towards three factors that we believe will be rewarded going forward—cyclicals, global exposure, and—in many cases—high profitability. In this environment, we see the opportunity for the Fund to continue outperforming in the years ahead.

8 | 2017 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RGT NAV XRGTX

Performance
Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	SINCE INCEPTION (10/17/13)

RGT (NAV)	12.89	31.07	12.04	7.50

[1] Not Annualized

Market Price Performance History Since Inception (10/17/13)
Cumulative Performance of Investment1

	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (10/17/13)

RGT	36.0%	N/A	N/A	N/A	N/A	28.0%

[1]	Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($8.975 IPO) and reinvested all distributions.
[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 66 for additional information.

Top 10 Positions
% of Net Assets

SEI Investments	1.9

Kirby Corporation	1.7

TGS-NOPEC Geophysical	1.7

FLIR Systems	1.5

VZ Holding	1.5

Lazard Cl. A	1.3

Ashmore Group	1.2

Clarkson	1.1

Spirax-Sarco Engineering	1.1

USS	1.1

Portfolio Sector Breakdown
% of Net Assets

Industrials	25.6

Information Technology	18.4

Financials	16.7

Materials	11.1

Health Care	9.9

Consumer Discretionary	8.4

Energy	3.3

Consumer Staples	2.8

Real Estate	2.3

Telecommunication Services	0.2

Utilities	0.1

Cash and Cash Equivalents, Net of Outstanding Line of Credit	1.2

Calendar Year Total Returns (%)

YEAR	RGT

2017	31.1

2016	11.1

2015	-3.4

2014	-6.2

Portfolio Country Breakdown[1,2] % of Net Assets

United States	27.5

United Kingdom	12.0

Japan	9.3

Canada	8.5

Switzerland	4.1

Australia	3.8

France	3.7

India	3.4

Germany	3.3

[1] Represents countries that are 3% or more of net assets.
[2] Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$131 million

Number of Holdings	348

2017 Annual Turnover Rate	34%

Net Asset Value	$12.48

Market Price	$10.81

Average Market Capitalization[1]	$1,933 million

Weighted Average P/E Ratio[2,3]	22.2x

Weighted Average P/B Ratio[2]	2.9x

Active Share[4]	97%

[1]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (7% of portfolio holdings as of 12/31/17).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and mid-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017.

2017 Annual Report to Stockholders | 9

Royce Global Value Trust

Schedule of Investments
Common Stocks – 98.8%
	SHARES	VALUE

AUSTRALIA – 3.8%
ALS	155,000	$844,746
Austal	43,700	61,786
†Bravura Solutions	395,449	533,811
Cochlear	5,500	734,261
†Decmil Group	60,000	60,972
†Eureka Group Holdings [1]	175,000	43,539
†Hansen Technologies	335,000	1,031,112
†HT&E	110,400	161,803
Imdex [1]	103,100	84,750
IPH	260,000	1,114,946
NetComm Wireless [1]	13,350	12,484
Seeing Machines [1]	2,171,489	164,892
†Tassal Group	48,300	141,362

Total (Cost $4,291,516)		4,990,464

AUSTRIA – 0.8%
Mayr-Melnhof Karton	7,500	1,102,357

Total (Cost $893,160)		1,102,357

BELGIUM – 0.1%
†Agfa-Gevaert [1]	15,200	70,885
†Greenyard	2,700	65,120

Total (Cost $123,771)		136,005

BRAZIL – 2.1%
†B3	32,847	225,163
†Construtora Tenda [1]	20,000	120,380
†Direcional Engenharia [1]	14,000	23,765
†International Meal Company Alimentacao	25,000	65,045
Minerva	26,250	84,186
†MRV Engenharia e Participacoes	21,700	98,229
OdontoPrev	225,000	1,076,219
T4F Entretenimento	50,400	111,355
TOTVS	108,000	972,174

Total (Cost $2,398,739)		2,776,516

CANADA – 8.5%
Agnico Eagle Mines [2]	5,000	230,900
AGT Food and Ingredients	4,300	68,793
†Aimia [1]	35,000	104,137
†Calfrac Well Services [1]	26,100	124,167
Canaccord Genuity Group	92,000	424,503
†Centric Health [1]	221,800	91,755
Computer Modelling Group	108,000	824,821
†Corsa Coal [1]	99,200	161,782
E-L Financial	1,200	777,861
Exco Technologies	24,000	193,604
FirstService Corporation	10,300	720,176
Franco-Nevada Corporation [2]	10,200	815,490
Genworth MI Canada	13,000	449,881
Gluskin Sheff + Associates	23,000	304,654
†Hudbay Minerals	7,400	65,120
†Leucrotta Exploration [1]	27,700	37,903
Magellan Aerospace	9,400	157,115
Major Drilling Group International [1]	188,500	1,058,719
Morneau Shepell	50,000	887,033
†North American Energy Partners	31,882	157,816
Pan American Silver [2,3]	31,800	494,808
†Rocky Mountain Dealerships	7,100	77,383
Sandstorm Gold [1]	10,000	49,900
Solium Capital [1]	69,000	598,878
Sprott	520,600	1,010,552
†Supremex	18,500	66,376
Total Energy Services	2,500	29,554
†Wajax Corporation	3,400	66,729
Western Forest Products	50,150	97,747
Winpak	25,000	930,788

Total (Cost $10,916,771)		11,078,945

CHILE – 0.1%
†SMU [1]	318,400	96,234

Total (Cost $85,780)		96,234

CHINA – 1.4%
China Communications Services	203,400	136,045
†China Lesso Group Holdings	130,900	84,766
Chinasoft International	130,900	86,752
†Delong Holdings [1]	67,000	132,553
Fufeng Group	275,100	179,556
Hopefluent Group Holdings	50,000	21,947
†Hua Hong Semiconductor	58,000	122,743
TravelSky Technology	300,000	899,032
†Xingda International Holdings	160,500	56,876
Xtep International Holdings	295,800	115,471

Total (Cost $1,399,684)		1,835,741

DENMARK – 1.0%
Chr. Hansen Holding	5,500	515,822
Coloplast Cl. B	4,000	317,184
Columbus	26,200	62,419
†DFDS	1,200	64,008
Zealand Pharma [1]	24,000	328,519

Total (Cost $1,042,617)		1,287,952

EGYPT – 0.1%
†Egyptian Financial Group-Hermes Holding
Company	70,800	93,975
†Oriental Weavers	82,300	77,209

Total (Cost $172,777)		171,184

FINLAND – 0.0%
†Ferratum	1,300	47,432

Total (Cost $37,828)		47,432

FRANCE – 3.7%
Bigben Interactive [1]	5,000	82,601
HighCo	8,100	47,503
Interparfums	13,500	558,931
Manutan International	450	48,315
Neurones	25,500	880,548
Rothschild & Co	33,000	1,207,840
Synergie	1,400	73,648
Thermador Groupe	9,500	1,293,798
Vetoquinol	8,000	580,948

Total (Cost $2,899,952)		4,774,132

GEORGIA – 0.1%
BGEO Group	2,400	115,015

Total (Cost $72,732)		115,015

10 | 2017 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Schedule of Investments (continued)

	SHARES	VALUE

GERMANY – 3.3%
CANCOM	1,350	$112,193
Carl Zeiss Meditec	17,500	1,084,791
CompuGroup Medical	8,000	523,821
†Deutsche EuroShop	1,700	69,203
†Energiekontor	6,200	106,037
Fielmann	8,000	704,068
†FinTech Group [1]	1,800	65,971
HolidayCheck Group [1]	19,150	64,132
†JDC Group [1]	7,000	81,020
MorphoSys [1]	6,000	549,246
mutares	2,500	47,683
†PSI Software	2,600	57,736
STRATEC Biomedical	9,000	697,806
VIB Vermoegen	5,200	132,145

Total (Cost $2,616,679)		4,295,852

GREECE – 0.1%
Aegean Marine Petroleum Network [2]	1,250	5,375
†JUMBO	5,900	105,302
Sarantis	2,900	43,954

Total (Cost $151,794)		154,631

HONG KONG – 1.4%
†Dah Sing Financial Holdings	19,900	127,375
HKBN	100,000	126,456
I.T	182,900	77,947
†International Housewares Retail	380,000	75,825
Oriental Watch Holdings	232,950	53,053
†Perfect Shape Beauty Technology	600,000	96,150
Pico Far East Holdings	376,300	149,308
Television Broadcasts	54,000	194,651
†Texhong Textile Group	47,600	61,770
†Tongda Group Holdings	224,100	57,295
Value Partners Group	712,600	754,107
†Xinyi Glass Holdings	71,100	92,627

Total (Cost $1,725,861)		1,866,564

INDIA – 3.4%
Bajaj Finance	50,000	1,378,247
†Borosil Glass Works	3,400	51,996
CCL Products India	10,600	49,786
†Dewan Housing Finance	6,500	59,127
†Edelweiss Financial Services	19,300	89,714
†Hinduja Global Solutions	3,500	49,145
IIFL Holdings	2,750	28,899
†Indo Count Industries	42,200	82,071
Manappuram Finance	70,100	134,633
†Mphasis	2,400	27,113
†Multi Commodity Exchange of India	5,300	75,775
†NIIT [1]	35,400	56,948
†Radico Khaitan	13,900	63,872
†Redington India	30,000	82,433
SH Kelkar & Company	175,000	810,260
†Shriram Transport Finance	2,400	55,232
†Vakrangee	100,000	655,634
†Vakrangee (Bonus Shares) [1]	100,000	656,457

Total (Cost $2,336,170)		4,407,342

INDONESIA – 0.5%
†Media Nusantara Citra	378,800	35,875
†Mitra Pinasthika Mustika	1,000,000	71,507
Selamat Sempurna	5,800,000	536,338

Total (Cost $647,283)		643,720

IRELAND – 0.6%
Irish Residential Properties REIT	20,000	36,149
Keywords Studios	37,500	804,977

Total (Cost $113,998)		841,126

ISRAEL – 0.7%
†Frutarom Industries	7,500	703,945
Nova Measuring Instruments [1,2,3]	5,500	142,505
Sarine Technologies	12,850	9,606

Total (Cost $635,614)		856,056

ITALY – 0.8%
†Anima Holding	7,400	52,852
DiaSorin	8,500	754,250
†Openjobmetis [1]	11,900	183,850

Total (Cost $573,963)		990,952

JAPAN – 9.3%
Ai Holdings	45,000	1,088,184
†As One	15,000	937,542
†Ateam	4,700	112,861
C. Uyemura & Co.	1,100	83,894
EPS Holdings	2,500	56,456
†Financial Products Group	5,700	69,150
G-Tekt	3,400	69,930
†H.I.S.	1,100	39,835
†IDOM	16,800	119,037
†Investors Cloud	9,000	133,702
Itochu Techno-Solutions	2,900	125,697
Kenedix	13,450	81,970
Kenko Mayonnaise	1,650	59,678
†Kyowa Exeo	5,000	129,457
Leopalace21	11,500	89,423
Mandom Corporation	2,800	91,514
Meitec Corporation	26,400	1,389,867
Nihon Kohden	37,500	870,463
Nitto Kohki	3,100	78,630
NS Solutions	6,800	185,358
†NSD	3,600	76,616
Open House	2,400	128,882
†Osaka Soda	2,540	65,003
Outsourcing	5,500	100,161
Pressance	1,850	24,684
Relo Group	40,000	1,089,485
Ryobi	1,040	29,554
Santen Pharmaceutical	55,000	863,488
Shimano	3,500	492,452
SPARX Group	27,550	76,166
Sugi Holdings	17,500	892,480
Sun Frontier Fudousan	12,000	136,290
Takara Leben	12,600	55,638
Tenpos Busters	5,800	111,087
Tokai Corporation	4,400	100,413
†Tokuyama Corporation	1,980	64,389

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Annual Report to Stockholders | 11

Royce Global Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

JAPAN (continued)
Trancom	2,400	$168,742
USS	67,500	1,427,970
†Yumeshin Holdings	15,300	147,537
†Zenkoku Hosho	5,100	219,685

Total (Cost $9,037,116)		12,083,370

MALAYSIA – 0.1%
CB Industrial Product Holding	151,200	67,238

Total (Cost $70,731)		67,238

MEXICO – 0.7%
†Becle [1]	200,000	321,424
Bolsa Mexicana de Valores	268,700	462,034
†Nemak	57,700	41,876
Rassini	31,700	112,870

Total (Cost $1,010,617)		938,204

MONGOLIA – 0.0%
†Mongolian Mining [1]	862,000	23,193

Total (Cost $34,260)		23,193

NETHERLANDS – 0.2%
†AMG Advanced Metallurgical Group	3,300	165,779
†DP Eurasia [1]	24,400	70,834

Total (Cost $166,721)		236,613

NEW ZEALAND – 1.6%
Fisher & Paykel Healthcare	102,875	1,043,223
New Zealand Refining	21,550	40,457
†Trade Me Group	300,000	1,031,081

Total (Cost $1,587,857)		2,114,761

NORWAY – 1.9%
Kongsberg Automotive [1]	63,000	90,043
Nordic Semiconductor [1]	10,750	54,972
NRC Group	5,450	40,821
†Protector Forsikring	8,950	98,104
TGS-NOPEC Geophysical	92,500	2,188,077

Total (Cost $2,098,720)		2,472,017

PERU – 0.1%
†Ferreycorp	93,200	73,295

Total (Cost $56,092)		73,295

PHILIPPINES – 0.1%
†Pryce Corporation [1]	563,600	76,407
†Robinsons Retail Holdings	44,500	85,834

Total (Cost $150,761)		162,241

POLAND – 0.3%
Warsaw Stock Exchange	33,000	445,467

Total (Cost $459,764)		445,467

PORTUGAL – 0.1%
†Sonae SGPS	60,000	80,897

Total (Cost $77,642)		80,897

RUSSIA – 0.3%
Globaltrans Investment GDR	45,500	427,257

Total (Cost $239,644)		427,257

SINGAPORE – 1.3%
CSE Global	535,150	145,955
†Duty Free International	466,600	92,453
†Duty Free International (Warrants) [1]	80,440	481
Sheng Siong Group	141,800	98,033
†Tat Hong Holdings [1]	200,000	67,285
XP Power	24,000	1,110,975
†Yanlord Land Group	143,000	173,184

Total (Cost $1,206,718)		1,688,366

SOUTH AFRICA – 0.7%
Adcock Ingram Holdings	12,050	56,817
Coronation Fund Managers	59,000	351,790
JSE	15,000	186,532
†MiX Telematics ADR	11,500	146,740
Nampak [1]	77,200	101,172
Raubex Group	52,250	84,313

Total (Cost $878,826)		927,364

SOUTH KOREA – 0.8%
Eugene Technology	4,400	86,296
†Hansol Chemical	900	60,851
Hanssem	500	84,071
†Huchems Fine Chemical	4,200	96,240
†Interojo Company	2,958	107,355
†KIWOOM Securities	700	57,240
Koh Young Technology	2,600	199,896
†Loen Entertainment	600	63,049
Modetour Network	3,000	85,426
Samjin Pharmaceutical	2,800	93,693
†SK Materials	500	84,033
†Tera Semicon	3,100	80,722

Total (Cost $897,954)		1,098,872

SPAIN – 0.4%
Atento [2]	49,900	506,485

Total (Cost $501,699)		506,485

SRI LANKA – 0.1%
†National Development Bank	71,600	63,528
†Sunshine Holdings	158,150	56,666

Total (Cost $123,254)		120,194

SWEDEN – 2.9%
Addtech Cl. B	61,460	1,342,561
Bravida Holding	120,000	801,170
Byggmax Group	12,200	81,737
Dustin Group	8,250	81,887
†Hexpol	100,000	1,013,586
Hoist Finance	8,800	98,859
Knowit	7,000	132,469
†Momentum Group [1]	6,300	89,439
Proact IT Group	8,100	178,282

Total (Cost $3,160,407)		3,819,990

SWITZERLAND – 4.1%
Burkhalter Holding	10,000	1,302,182
LEM Holding	500	847,591
Partners Group Holding	1,800	1,233,425
VZ Holding	5,600	1,899,445

Total (Cost $3,539,666)		5,282,643

12 | 2017 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Schedule of Investments (continued)

	SHARES	VALUE

TAIWAN – 1.0%
Egis Technology [1]	12,000	$91,366
Flytech Technology	16,390	45,116
†Formosa Laboratories	29,050	67,333
Gourmet Master	11,030	160,976
Posiflex Technology	8,874	40,604
†Sinmag Equipment	20,900	119,390
Sitronix Technology	51,400	144,746
Sporton International	33,781	182,119
Taiwan Paiho	56,400	229,287
TCI	16,470	159,122
†Tehmag Foods	6,000	47,371

Total (Cost $1,109,346)		1,287,430

THAILAND – 0.1%
†Beauty Community	57,200	36,649
†Erawan Group (The)	130,000	34,681
†Forth Smart Service	102,400	55,414
†Plan B Media	300,000	58,786

Total (Cost $163,239)		185,530

TURKEY – 0.2%
†Soda Sanayii	112,200	149,155
Tat Gida Sanayi	72,350	101,303

Total (Cost $297,753)		250,458

UNITED ARAB EMIRATES – 0.1%
†ADES International Holding [1]	5,600	75,224

Total (Cost $75,713)		75,224

UNITED KINGDOM – 12.0%
Abcam	25,000	355,755
†Alliance Pharma	100,000	90,542
Ashmore Group	279,000	1,525,650
Avon Rubber	3,000	49,423
†Berkeley Energia [1]	61,600	49,152
†Biffa	23,600	83,480
Character Group	5,700	34,221
Clarkson	38,100	1,471,066
Connect Group	117,650	177,755
Consort Medical	61,150	963,300
Conviviality	30,800	167,531
Diploma	25,000	419,840
†DiscoverIE Group	17,500	87,112
dotdigital group	117,200	164,818
Elementis	200,000	777,933
Epwin Group	72,750	82,301
Equiniti Group	225,000	867,338
Ferroglobe [1]	41,100	665,820
Ferroglobe (Warranty Insurance Trust) [1,4]	41,100	0
Fidessa Group	20,000	683,198
Finsbury Food Group	41,000	59,786
†Gattaca	6,000	24,684
Hilton Food Group	16,100	187,061
ITE Group	375,000	919,538
Jupiter Fund Management	36,000	305,305
†Macfarlane Group	45,500	47,778
Norcros	47,360	114,072
Pendragon	139,300	53,652
Polypipe Group	60,000	318,271
Rank Group	20,000	64,947
Real Estate Investors	45,000	35,519
†Restore	6,900	54,812
†River and Mercantile Group	15,000	72,329
Rotork	195,000	700,480
†RPC Group	3,000	35,488
Severfield	87,200	94,292
†SIG	46,400	110,301
Spirax-Sarco Engineering	19,000	1,437,977
†Staffline Group	2,600	36,500
Stallergenes Greer [1]	10,800	498,997
†STV Group	17,500	76,727
†Topps Tiles	90,000	97,114
Victrex	32,500	1,157,567
†Wincanton	17,000	54,293
Xaar	90,000	449,175

Total (Cost $13,586,516)		15,722,900

UNITED STATES – 27.5%
Air Lease Cl. A	24,560	1,181,090
Brooks Automation [2]	18,100	431,685
Century Casinos [1]	5,000	45,650
CIRCOR International	18,100	881,108
Cognex Corporation	10,748	657,348
Coherent [1]	3,000	846,660
Copart [1]	19,800	855,162
Diebold Nixdorf [2]	28,800	470,880
Diodes [1]	20,500	587,735
†Dorian LPG [1]	4,475	36,784
DST Systems	15,800	980,706
EnerSys [2]	11,000	765,930
Expeditors International of Washington [2]	13,300	860,377
FLIR Systems [2]	42,400	1,976,688
Innospec [2]	12,457	879,464
Kadant	7,800	783,120
KBR [2]	58,700	1,164,021
Kirby Corporation [1,2,3]	32,900	2,197,720
Lazard Cl. A	32,600	1,711,500
Lindsay Corporation	13,700	1,208,340
Littelfuse	4,000	791,280
ManpowerGroup	8,800	1,109,768
MBIA [1,2,3]	80,300	587,796
Nanometrics [1,2,3]	35,600	887,152
National Instruments [2,3]	15,200	632,776
Oaktree Capital Group LLC Cl. A	10,400	437,840
Popular	13,100	464,919
Quaker Chemical [2,3]	6,069	915,145
Raven Industries	40,000	1,374,000
Rogers Corporation [1,2,3]	4,800	777,216
SEACOR Holdings	20,200	933,644
†SEACOR Marine Holdings [1]	20,309	237,615
SEI Investments [2]	34,500	2,479,170
Sensient Technologies [2,3]	9,500	694,925
Signet Jewelers	5,500	311,025
Standard Motor Products	11,200	502,992
Sun Hydraulics [2]	15,139	979,342
Tennant Company [2]	11,600	842,740

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Annual Report to Stockholders | 13

Royce Global Value Trust	December 31, 2017

Schedule of Investments (continued)

	SHARES	VALUE

UNITED STATES (continued)
Valmont Industries	4,500	$746,325
Virtu Financial Cl. A [2]	74,300	1,359,690
World Fuel Services	12,000	337,680

Total (Cost $27,056,544)		35,925,008

URUGUAY – 0.4%
†Arcos Dorados Holdings Cl. A [1]	46,800	484,380
†Biotoscana Investments BDR [1]	8,900	55,128

Total (Cost $416,576)		539,508

TOTAL COMMON STOCKS

(Cost $101,140,825)		129,022,745

REPURCHASE AGREEMENT – 7.2%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value
$9,331,207 (collateralized by obligations of various U.S. Government Agencies, 0.875%
due 5/15/19, valued at $9,521,062)

Cost $9,331,000)		9,331,000

TOTAL INVESTMENTS – 106.0%

(Cost $110,471,825)		138,353,745

LIABILITIES LESS CASH AND OTHER ASSETS – (6.0)%		(7,827,563)

NET ASSETS – 100.0%		$130,526,182

†	New additions in 2017.
[1]	Non-income producing.
[2]
All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at December 31, 2017. Total market value of pledged securities at December 31, 2017, was $14,399,588.

[3]	At December 31, 2017, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $5,610,341.
[4]
A security for which market quotations are not readily available represents 0.0% of net assets. This security has been valued at its fair value under procedures approved by the Fund’s Board of Directors. This security is defined as a Level 3 security due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

Securities of Global/International Funds are categorized by the country of their headquarters, with the exception of exchange-traded funds.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2017, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $111,882,790. At December 31, 2017, net unrealized appreciation for all securities was $26,470,955 consisting of aggregate gross unrealized appreciation of $30,869,278 and aggregate gross unrealized depreciation of $4,398,323. The primary causes of the differences between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

14 | 2017 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	December 31, 2017

Statement of Assets and Liabilities

ASSETS:
Investments at value	$129,022,745

Repurchase agreements (at cost and value)	9,331,000

Cash and foreign currency	597

Receivable for investments sold	555,458

Receivable for dividends and interest	203,693

Prepaid expenses and other assets	41,098

Total Assets	139,154,591

LIABILITIES:
Revolving credit agreement	8,000,000

Payable for investments purchased	244,677

Payable for investment advisory fee	136,108

Payable for directors’ fees	6,967

Payable for interest expense	2,351

Accrued expenses	78,472

Deferred capital gains tax	159,834

Total Liabilities	8,628,409

Net Assets	$130,526,182

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 10,461,711 shares outstanding (150,000,000 shares authorized)	$117,980,744

Undistributed net investment income (loss)	(1,199,309)

Accumulated net realized gain (loss) on investments and foreign currency	(13,980,873)

Net unrealized appreciation (depreciation) on investments and foreign currency	27,725,620

Net Assets (net asset value per share - $12.48)	$130,526,182

Investments at identified cost	$101,140,825

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Annual Report to Stockholders | 15

Royce Global Value Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/17	YEAR ENDED 12/31/16

INVESTMENT OPERATIONS:
Net investment income (loss)	$241,105	$651,129

Net realized gain (loss) on investments and foreign currency	6,555,345	(1,449,508)

Net change in unrealized appreciation (depreciation) on investments and foreign currency	24,156,512	10,740,946

Net increase (decrease) in net assets from investment operations	30,952,962	9,942,567

DISTRIBUTIONS:
Net investment income	(1,145,697)	(1,435,789)

Net realized gain on investments and foreign currency	–	–

Return of capital	–	(12,497)

Total distributions	(1,145,697)	(1,448,286)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	491,130	559,946

Total capital stock transactions	491,130	559,946

Net Increase (Decrease) In Net Assets	30,298,395	9,054,227

NET ASSETS:

Beginning of year	100,227,787	91,173,560

End of year (including undistributed net investment income (loss) of $(1,199,309) at 12/31/17 and $(672,740) at 12/31/16)	$130,526,182	$100,227,787

16 | 2017 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust	Year Ended December 31, 2017

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$2,315,787

Foreign withholding tax	(143,344)

Interest	6,626

Rehypothecation income	4,306

Total income	2,183,375

EXPENSES:

Investment advisory fees	1,450,623

Interest expense	179,613

Custody and transfer agent fees	111,286

Professional fees	66,067

Stockholder reports	61,312

Administrative and office facilities	28,644

Directors’ fees	28,487

Other expenses	16,360

Total expenses	1,942,392

Compensating balance credits	(122)

Net expenses	1,942,270

Net investment income (loss)	241,105

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

NET REALIZED GAIN (LOSS):

Investments	6,558,027

Foreign currency transactions	(2,682)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	24,234,510

Other assets and liabilities denominated in foreign currency	(77,998)

Net realized and unrealized gain (loss) on investments and foreign currency	30,711,857

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$30,952,962

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Annual Report to Stockholders | 17

Royce Global Value Trust	Year Ended December 31, 2017

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$30,952,962

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(40,717,589)

Proceeds from sales and maturities of long-term investments	43,446,710

Net purchases, sales and maturities of short-term investments	(2,541,000)

Net (increase) decrease in dividends and interest receivable and other assets	(29,607)

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	134,385

Net change in unrealized appreciation (depreciation) on investments	(24,234,510)

Net realized gain (loss) on investments and foreign currency	(6,555,345)

Net cash provided by operating activities	456,006

CASH FLOWS FROM FINANCING ACTIVITIES:

Distributions	(1,145,697)

Reinvestment of distributions	491,130

Net cash used for financing activities	(654,567)

INCREASE (DECREASE) IN CASH:	(198,561)

Cash and foreign currency at beginning of year	199,158

Cash and foreign currency at end of year	$597

18 | 2017 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Global Value Trust

Financial Highlights
This table is presented to show selected data for a share outstanding throughout each year or other indicated period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEARS ENDED				PERIOD ENDED

	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13[1]

Net Asset Value, Beginning of Period	$9.62	$8.81	$9.25	$10.05	$9.78

INVESTMENT OPERATIONS:
Net investment income (loss)	0.02	0.06	0.10	0.13	(0.00)

Net realized and unrealized gain (loss) on investments and foreign currency	2.96	0.90	(0.43)	(0.77)	0.27

Net increase (decrease) in net assets from investment operations	2.98	0.96	(0.33)	(0.64)	0.27

DISTRIBUTIONS:
Net investment income	(0.11)	(0.14)	(0.10)	(0.15)	–

Net realized gain on investments and foreign currency	–	–	–	–	–

Total distributions	(0.11)	(0.14)	(0.10)	(0.15)	–

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.01)	(0.01)	(0.01)	(0.01)	–

Total capital stock transactions	(0.01)	(0.01)	(0.01)	(0.01)	–

Net Asset Value, End of Period	$12.48	$9.62	$8.81	$9.25	$10.05

Market Value, End of Period	$10.81	$8.04	$7.45	$8.04	$8.89

TOTAL RETURN:[2]
Net Asset Value	31.07%	11.12%	(3.44)%	(6.23)%	2.76%[3]

Market Value	35.96%	9.77%	(6.06)%	(7.86)%	(0.95)%[3]

RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense	1.25%	1.25%	1.25%	1.25%	1.25%[4]

Other operating expenses	0.42%	0.46%	0.43%	0.24%	0.37%[4]

Total expenses (net)	1.67%	1.71%	1.68%	1.49%	1.62%[4]

Expenses excluding interest expense	1.52%	1.57%	1.58%	1.49%	1.62%[4]

Expenses prior to balance credits	1.67%	1.71%	1.68%	1.49%	1.62%[4]

Net investment income (loss)	0.21%	0.69%	1.03%	1.30%	(0.13)%[4]

SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$130,526	$100,228	$91,174	$95,285	$102,684

Portfolio Turnover Rate	34%	59%	65%	43%	7%

REVOLVING CREDIT AGREEMENT:
Asset coverage	1732%	1353%	1240%

Asset coverage per $1,000	17,316	13,528	12,397

[1]	The Fund commenced operations on October 18, 2013.
[2]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
[3]	Not annualized
[4]	Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Annual Report to Stockholders | 19

Royce Global Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies

Royce Global Value Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on February 14, 2011. The Fund commenced operations on October 18, 2013.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund's Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Any Level 2 securities with values based on quoted prices for similar securities would be noted in the Schedule of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017. For a detailed breakout of common stocks by country, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$50,120,139	$78,902,606	$0	$129,022,745

Cash Equivalents	–	9,331,000	–	9,331,000

Level 3 Reconciliation:
	BALANCE AS OF 12/31/16	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/17

Common Stocks	$9,349	$(341,019)	$331,670	$0

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

20 | 2017 Annual Report to Stockholders

Royce Global Value Trust

Notes to Financial Statements (continued)

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at December 31, 2017 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

DISTRIBUTIONS AND TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

The Fund pays any dividends and capital gain distributions annually in December. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian's fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 46,290 and 70,522 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2017 and December 31, 2016, respectively.

2017 Annual Report to Stockholders | 21

Royce Global Value Trust

Notes to Financial Statements (continued)

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of December 31, 2017, the Fund has outstanding borrowings of $8,000,000. During the year ended December 31, 2017, the Fund borrowed an average daily balance of $8,000,000 at a weighted average borrowing cost of 2.21%. The maximum amount outstanding during the year ended December 31, 2017 was $8,000,000. As of December 31, 2017, the aggregate value of rehypothecated securities was $5,610,341. During the year ended December 31, 2017, the Fund earned $4,306 in fees from rehypothecated securities.

Investment Advisory Agreement:

The investment advisory agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.25% of the Fund’s average daily net assets. For the year ended December 31, 2017, the Fund expensed Royce investment advisory fees totaling $1,450,623.

Purchases and Sales of Investment Securities:
For the year ended December 31, 2017, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $39,804,958 and $42,497,581, respectively.

Tax Information:
Distributions during the years ended December 31, 2017 and 2016, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL

2017	2016	2017	2016	2017	2016

$1,145,697	$1,435,789	$ –	$ –	$ –	$12,497

The tax basis components of distributable earnings at December 31, 2017, were as follows:

QUALIFIED LATE YEAR
UNDISTRIBUTED	UNDISTRIBUTED LONG-TERM	NET UNREALIZED	ORDINARY AND	TOTAL	CAPITAL LOSS
ORDINARY	CAPITAL GAINS OR	APPRECIATION	POST-OCTOBER LOSS	DISTRIBUTABLE	CARRYFORWARD
INCOME	(CAPITAL LOSS CARRYFORWARD)	(DEPRECIATION)[1]	DEFERRALS[1]	EARNINGS	UTILIZED

$106,299	$(13,708,861)	$26,313,581	$(165,581)	$12,545,438	$6,007,549

[1]	Includes timing differences on foreign currency, investments in publicly traded partnerships, recognition of losses on securities sold and mark-to-market of Passive Foreign Investment Companies.
[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2017, the Fund recorded the following permanent reclassifications, which relate primarily to current investments in publicly traded partnerships, foreign currency transactions, foreign capital gains tax and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN CAPITAL

$378,023	$(390,520)	$12,497

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2014-2017) and has concluded that as of December 31, 2017, no provision for income tax is required in the Fund’s financial statements.

22 | 2017 Annual Report to Stockholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Stockholders of Royce Global Value Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Global Value Trust, Inc. (the “Fund”) as of December 31, 2017, the related statements of operations and cash flows for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2014 and the financial highlights for each of the periods ended on or prior to December 31, 2014 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Baltimore, MD
February 22, 2018

We have served as the auditor of one or more investment companies in the Royce investment company group since at least 1967. We have not determined the specific year we began serving as auditor.

2017 Annual Report to Stockholders | 23

MANAGERS’ DISCUSSION
Royce Micro-Cap Trust (RMT)

Chuck Royce Jim Harvey Chris Flynn

FUND PERFORMANCE
A second consecutive year of strong absolute and relative performance helped Royce Micro-Cap Trust (“RMT”) to further solidify advantages over both of its unleveraged benchmarks, the small-cap Russell 2000 and Russell Microcap Indexes. RMT beat the Russell 2000 on both a net asset value (“NAV”) and market price basis for the one-, 15-, 20-year, and since inception (12/14/93) periods ended December 31, 2017. It also outpaced the micro-cap index on both an NAV and market price basis for the one-, 10-, and 15-year periods ended December 31, 2017. (Data for the Russell Microcap Index goes back only to 6/30/00). The Fund advanced 17.7% on an NAV basis and 25.1% based on market price in 2017, ahead of respective gains of 14.6% and 13.2% for the Russell 2000 and Russell Microcap for the same period. The year was especially gratifying because it presented crosscurrents for the Fund’s multi-discipline approach in the form of leadership for larger companies and the lift from strength for cyclicals, in particular those with global exposure.

WHAT WORKED... AND WHAT DIDN’T
Information Technology, Industrials, and Health Care led the list of nine of 11 equity sectors that made positive contributions to 2017 performance. Energy and Consumer Staples, the two sectors that detracted, made decidedly modest negative impacts. Relative to the Russell 2000, the best performance in 2017 came from Financials, where both our lower weighting and (to a lesser degree) better investments in banks were the primary sources of outperformance. Superior stock selection drove positive relative results in Information Technology, most notably in the Internet software & services group, while both savvy stock picks and lower exposure were additive in Real Estate. Conversely, the largest relative detractor at the sector level came from ineffective stock selection in a number of Consumer Discretionary industries, including Internet & direct marketing retail and distributors. The portfolio’s cash position also had a negative impact on relative performance, as did poor stock selection in Health Care’s pharmaceuticals industry.
At the industry level, three groups made large contributions on an absolute basis—biotechnology (from Health Care and a relative strength in that sector), machinery (Industrials), and the previously mentioned Internet software & services industry. The impact of detractors at this level was comparably light, led by energy equipment & services (Energy, which was the only sector in the Russell 2000 to post net losses in 2017), food products (Consumer Staples), and distributors (Consumer Discretionary). These results are mostly consistent with a market that saw the biggest returns go to high-growth areas in healthcare and tech while more economically sensitive cyclical industries did well on an absolute basis while trailing on a relative scale.
Three biotechnology companies topped the portfolio’s list of contributors at the position level in 2017. Abeona Therapeutics develops gene therapies for rare, life-threatening diseases. Positive news in clinical trials for a gene-therapy treatment and a secondary stock offering in October helped to keep its share price healthy. We reduced our position through much of the fourth quarter as its stock climbed. We acted similarly throughout the second half of 2017 with our stake in Sangamo Therapeutics, which develops genomic therapies and medications that treat genetic diseases. Its share price began to rise in May when a collaboration with Pfizer to work on gene therapies for hemophilia was announced. The firm then reported in the fall that new partnerships with other firms were likely while also detailing promising developments in the progress of other treatments, such as its zinc finger nuclease technology that can be used in genome editing. Mirati Therapeutics develops cancer treatments and saw its stock rise on the steady progress of its product pipeline, along with the November announcement of a new public offering of common stock and warrants. We began to reduce our position in October.

As for positions that detracted, Era Group provides helicopter transportation services and personnel primarily to and from offshore oil drilling rigs and platforms. Earlier in 2017, its shares were challenged by falling oil prices that were reflected in disappointing earnings. Liking the long-term prospects for its niche business, we added shares and were pleased to see a little recovery for the stock in the second half of 2017. Our experience with automotive parts recycler and reseller Fenix Parts continued to be very disappointing as its shares were delisted on Nasdaq when it missed financial reporting filing deadlines.

Top Contributors to Performance For 2017 (%)[1]

Abeona Therapeutics	0.87

Sangamo Therapeutics	0.87

Mirati Therapeutics	0.70

QuinStreet	0.62

Kadant	0.55

[1] Includes dividends

Top Detractors from Performance For 2017 (%)[2]

Era Group	-0.49

Fenix Parts	-0.30

FTD Companies	-0.29

Dundee Corporation Cl. A	-0.27

Aceto Corporation	-0.25

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
While we are cautious about the prospects for small- and micro-cap returns as a whole, we are also optimistic about the portfolio’s return potential as it leans towards three factors that we believe will be rewarded going forward—economically sensitive cyclicals, global exposure, and—in many cases—high profitability. These are the select qualities that we anticipate will drive small-cap leadership. In this environment, we see the opportunity for the Fund to continue outperforming in the years ahead.

24 | 2017 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RMT NAV XOTCX

Performance
Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)

RMT (NAV)	11.09	17.67	8.21	13.65	7.75	11.51	9.84	11.09

[1] Not Annualized

Market Price Performance History Since Inception (12/14/93)
Cumulative Performance of Investment[1]
	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (12/14/93)

RMT	25.1%	97.7%	114.4%	413.3%	530.0%	996.6%

[1]
Reflects the cumulative performance experience of a continuous common stockholder who purchased one share at inception ($7.50 IPO), reinvested all distributions and fully participated in the primary subscription of the Fund's 1994 rights offering.

[2]	Reflects the actual month-end market price movement of one share as it has traded on NYSE and, prior to 12/1/03, on the Nasdaq.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 66 for additional information.

Top 10 Positions
% of Net Assets

Kadant	1.2

Heritage-Crystal Clean	1.2

Sun Hydraulics	1.2

Major Drilling Group International	1.2

Orbotech	1.1

Clarkson	1.0

Mesa Laboratories	1.0

QuinStreet	1.0

Atrion Corporation	0.9

IES Holdings	0.9

Portfolio Sector Breakdown
% of Net Assets

Industrials	20.9

Information Technology	20.7

Financials	12.8

Consumer Discretionary	12.7

Health Care	12.5

Energy	5.7

Materials	5.5

Real Estate	4.3

Consumer Staples	2.5

Utilities	0.4

Telecommunication Services	0.1

Miscellaneous	4.9

Outstanding Line of Credit, Net of Cash and Cash Equivalents	-3.0

Calendar Year Total Returns (%)

YEAR	RMT

2017	17.7

2016	22.0

2015	-11.7

2014	3.5

2013	44.5

2012	17.3

2011	-7.7

2010	28.5

2009	46.5

2008	-45.5

2007	0.6

2006	22.5

2005	6.8

2004	18.7

2003	55.5

Portfolio Diagnostics

Fund Net Assets	$410 million

Number of Holdings	373

2017 Annual Turnover Rate	15%

Net Asset Value	$10.48

Market Price	$9.44

Net Leverage[1]	3.0%

Average Market Capitalization[2]	$449 million

Weighted Average P/B Ratio[3]	2.0x

Active Share[4]	95%

U.S. Investments (% of Net Assets)	82.3%

Non-U.S. Investments (% of Net Assets)	20.7%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[3]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Trust at 12/31/12 and 12/31/14 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund normally invests in micro-cap companies, which may involve considerably more risk than investments in securities of larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. From time to time, the Fund may invest a significant portion of its net assets in foreign securities, which may involve political, economic, currency and other risks not encountered in U.S. investments. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2017.

2017 Annual Report to Stockholders | 25

Royce Micro-Cap Trust

Schedule of Investments
Common Stocks – 103.0%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 12.7%
AUTO COMPONENTS - 1.4%
Fox Factory Holding [1]	5,300	$205,905
Motorcar Parts of America [1]	54,800	1,369,452
Sebang Global Battery	50,500	1,686,851
Standard Motor Products	50,860	2,284,123
Stoneridge [1]	7,500	171,450
Unique Fabricating	12,200	90,524

		5,808,305

DISTRIBUTORS - 0.6%
Fenix Parts [1,2]	440,800	101,384
Uni-Select	33,800	763,929
Weyco Group	54,300	1,613,796

		2,479,109

DIVERSIFIED CONSUMER SERVICES - 1.8%
American Public Education [1]	73,200	1,833,660
Collectors Universe [3]	108,200	3,098,848
Liberty Tax Cl. A	142,900	1,571,900
Universal Technical Institute [1]	270,000	648,000

		7,152,408

HOTELS, RESTAURANTS & LEISURE - 1.4%
Century Casinos [1]	222,500	2,031,425
Del Taco Restaurants [1]	8,200	99,384
Lindblad Expeditions Holdings [1]	254,000	2,486,660
Lindblad Expeditions Holdings (Warrants) [1]	18,100	24,978
Red Lion Hotels [1]	111,100	1,094,335

		5,736,782

HOUSEHOLD DURABLES - 3.2%
AV Homes [1]	82,000	1,365,300
Cavco Industries [1,3,4]	20,241	3,088,777
Ethan Allen Interiors [3]	18,100	517,660
Flexsteel Industries [3]	16,100	753,158
Lifetime Brands [3]	119,294	1,968,351
PICO Holdings [3,4]	142,000	1,817,600
Skyline Corporation [1]	63,700	818,545
Stanley Furniture [1]	193,468	168,317
Universal Electronics [1]	6,100	288,225
ZAGG [1]	121,600	2,243,520

		13,029,453

INTERNET & DIRECT MARKETING RETAIL - 0.5%
FTD Companies [1]	67,200	483,168
Gaia Cl. A [1,3,4]	125,000	1,550,000

		2,033,168

LEISURE PRODUCTS - 0.8%
American Outdoor Brands [1,3]	27,100	347,964
Clarus Corporation [1]	174,926	1,373,169
Nautilus [1]	118,500	1,581,975

		3,303,108

MEDIA - 0.6%
Entravision Communications Cl. A	126,200	902,330
McClatchy Company (The) Cl. A [1]	69,313	618,965
New Media Investment Group	66,200	1,110,836

		2,632,131

SPECIALTY RETAIL - 1.2%
AutoCanada	115,200	2,074,883
Barnes & Noble Education [1]	80,000	659,200
Destination Maternity [1]	212,000	629,640
Destination XL Group [1]	50,000	110,000
Haverty Furniture	30,000	679,500
Kirkland’s [1]	11,000	131,615
MarineMax [1]	7,600	143,640
Shoe Carnival [3]	21,028	562,499
Stage Stores [3]	15,000	25,200
		5,016,177

TEXTILES, APPAREL & LUXURY GOODS - 1.2%
Crown Crafts	112,159	723,426
Culp	32,900	1,102,150
J.G. Boswell Company [2]	2,490	1,765,410
YGM Trading	1,482,000	1,403,687

		4,994,673

Total (Cost $53,083,590)		52,185,314

CONSUMER STAPLES – 2.5%
BEVERAGES - 0.2%
Crimson Wine Group [1,2]	58,124	609,721

FOOD PRODUCTS - 2.2%
Farmer Bros. [1,3,4]	62,600	2,012,590
John B. Sanfilippo & Son [3,4]	17,800	1,125,850
Landec Corporation [1,3]	75,610	952,686
Seneca Foods Cl. A [1]	73,087	2,247,425
Seneca Foods Cl. B [1]	40,400	1,373,600
SunOpta [1]	176,281	1,366,178

		9,078,329

HOUSEHOLD PRODUCTS - 0.1%
Central Garden & Pet [1]	12,000	467,040

Total (Cost $6,140,646)		10,155,090

ENERGY – 5.7%
ENERGY EQUIPMENT & SERVICES - 2.6%
Aspen Aerogels [1]	94,985	463,527
CARBO Ceramics [1,3,4]	70,000	712,600
CES Energy Solutions	25,000	129,873
Dawson Geophysical [1]	73,654	366,060
Era Group [1]	309,800	3,330,350
Geospace Technologies [1,3]	9,500	123,215
Independence Contract Drilling [1]	134,400	534,912
Matrix Service [1,3]	33,700	599,860
Newpark Resources [1]	11,200	96,320
North American Energy Partners	50,000	247,500
Pioneer Energy Services [1,3]	245,600	749,080
†SEACOR Marine Holdings [1]	205,457	2,403,847
TerraVest Capital	109,000	810,780
Trican Well Service [1]	53,300	173,002

		10,740,926

OIL, GAS & CONSUMABLE FUELS - 3.1%
Ardmore Shipping [1]	199,300	1,594,400
Cross Timbers Royalty Trust	67,631	991,470
Dorchester Minerals L.P.	140,569	2,136,649
Dorian LPG [1]	138,138	1,135,494
Hugoton Royalty Trust	287,574	402,603
Panhandle Oil and Gas Cl. A	5,500	113,025
Permian Basin Royalty Trust	176,333	1,564,074
Sabine Royalty Trust	59,548	2,655,841
San Juan Basin Royalty Trust	143,407	1,181,674
StealthGas [1]	229,664	1,001,335

		12,776,565

Total (Cost $24,650,686)		23,517,491

26 | 2017 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Schedule of Investments (continued)

	SHARES	VALUE

FINANCIALS – 12.8%
BANKS - 2.4%
Bank of N.T. Butterfield & Son	43,810	$1,589,865
Blue Hills Bancorp	50,000	1,005,000
Bryn Mawr Bank	25,000	1,105,000
Caribbean Investment Holdings [1]	735,635	228,440
Chemung Financial	31,000	1,491,100
Fauquier Bankshares	133,200	2,914,416
Live Oak Bancshares [3,4]	30,900	736,965
†Midway Investments [1,5]	735,647	0
Peapack-Gladstone Financial	20,606	721,622

		9,792,408

CAPITAL MARKETS - 8.6%
ASA Gold and Precious Metals	171,150	1,937,418
Canaccord Genuity Group	224,100	1,034,033
Diamond Hill Investment Group [3]	3,584	740,669
Dundee Corporation Cl. A [1]	413,200	831,660
EQT Holdings	43,150	673,574
Fiera Capital Cl. A	78,000	806,683
GAIN Capital Holdings	25,000	250,000
Gluskin Sheff + Associates	67,400	892,768
†Great Elm Capital Group [1]	395,200	1,600,560
†Hamilton Lane Cl. A [3]	32,300	1,143,097
INTL FCStone [1,3]	41,727	1,774,649
JZ Capital Partners [1]	209,999	1,375,095
Manning & Napier Cl. A	136,600	491,760
Medley Management Cl. A	153,400	997,100
MVC Capital	341,430	3,605,501
OHA Investment	88,620	101,913
Pzena Investment Management Cl. A	6,100	65,087
Queen City Investments [2]	948	1,232,400
Silvercrest Asset Management Group Cl. A	203,300	3,262,965
Sprott	1,414,533	2,745,792
U.S. Global Investors Cl. A [3]	439,454	1,713,871
Urbana Corporation	237,600	686,148
Value Line	136,074	2,633,032
Virtu Financial Cl. A [3]	107,800	1,972,740
Warsaw Stock Exchange	52,900	714,096
Westaim Corporation [1]	45,000	111,337
Westwood Holdings Group [3]	12,400	821,004
ZAIS Group Holdings Cl. A [1,3,4]	262,960	1,022,914

		35,237,866

CONSUMER FINANCE - 0.6%
EZCORP Cl. A [1,3,4]	201,000	2,452,200
J.G. Wentworth Company Cl. A [1,2]	135,000	783

		2,452,983

DIVERSIFIED FINANCIAL SERVICES - 0.1%
Banca Finnat Euramerica	568,000	272,160
Waterloo Investment Holdings [1,5]	806,000	241,800

		513,960

INSURANCE - 1.1%
Hallmark Financial Services [1,3,4]	114,000	1,189,020
State Auto Financial	59,264	1,725,768
†Trupanion [1,3,4]	52,300	1,530,821

		4,445,609

Total (Cost $50,587,017)		52,442,826

HEALTH CARE – 12.5%
BIOTECHNOLOGY - 4.6%
Abeona Therapeutics [1,3,4]	142,221	2,254,203
Aquinox Pharmaceuticals [1,3,4]	145,397	1,709,869
ARCA biopharma [1]	324,847	446,665
BioCryst Pharmaceuticals [1]	144,000	707,040
Invitae Corporation [1]	156,412	1,420,221
Keryx Biopharmaceuticals [1,3,4]	117,725	547,421
Kindred Biosciences [1]	126,000	1,190,700
Knight Therapeutics [1]	187,000	1,236,253
†Mirati Therapeutics [1]	121,100	2,210,075
Progenics Pharmaceuticals [1]	6,500	38,675
Sangamo Therapeutics [1]	121,650	1,995,060
Stemline Therapeutics [1]	6,800	106,080
Zafgen [1]	548,491	2,534,028
Zealand Pharma [1]	187,900	2,572,032

		18,968,322

HEALTH CARE EQUIPMENT & SUPPLIES - 4.4%
Analogic Corporation	18,200	1,524,250
†AtriCure [1,3]	15,000	273,600
Atrion Corporation	6,169	3,890,171
CRH Medical [1]	133,000	350,223
CryoLife [1]	4,600	88,090
Exactech [1]	38,700	1,913,715
Inogen [1]	5,400	643,032
Invacare Corporation [3]	44,300	746,455
LeMaitre Vascular	5,000	159,200
†OraSure Technologies [1,3,4]	50,000	943,000
STRATEC Biomedical	14,000	1,085,475
Surmodics [1]	125,892	3,524,976
TearLab Corporation [1,2]	8,500	3,273
Utah Medical Products	34,000	2,767,600

		17,913,060

HEALTH CARE PROVIDERS & SERVICES - 2.2%
Aceto Corporation	79,600	822,268
BioTelemetry [1]	47,700	1,426,230
Cross Country Healthcare [1]	150,800	1,924,208
National Research Cl. A	89,529	3,339,432
Psychemedics Corporation [3]	37,500	771,000
U.S. Physical Therapy	10,000	722,000

		9,005,138

HEALTH CARE TECHNOLOGY - 0.3%
Connecture [1,2]	20,000	3,200
Vocera Communications [1]	33,100	1,000,282

		1,003,482

PHARMACEUTICALS - 1.0%
Agile Therapeutics [1,3,4]	80,000	215,200
Arcturus Therapeutics [1]	106,436	847,230
Flex Pharma [1]	310,210	1,082,633
Lipocine [1]	142,204	489,182
Theravance Biopharma [1]	59,009	1,645,761

		4,280,006

Total (Cost $32,617,874)		51,170,008

INDUSTRIALS – 20.9%
AEROSPACE & DEFENSE - 0.7%
Astronics Corporation [1]	2,460	102,016
CPI Aerostructures [1]	11,800	105,610
FLYHT Aerospace Solutions [1]	191,680	298,881
Innovative Solutions and Support [1]	142,828	419,914
Mercury Systems [1,3,4]	29,700	1,525,095

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Annual Report to Stockholders | 27

Royce Micro-Cap Trust

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
AEROSPACE & DEFENSE (continued)
SIFCO Industries [1]	45,800	$304,584

		2,756,100

BUILDING PRODUCTS - 1.3%
Burnham Holdings Cl. A [2]	117,000	1,825,200
DIRTT Environmental Solutions [1]	196,100	1,051,483
Insteel Industries	44,200	1,251,744
Patrick Industries [1]	17,250	1,198,012

		5,326,439

COMMERCIAL SERVICES & SUPPLIES - 2.1%
Atento	191,401	1,942,720
CompX International Cl. A	78,200	1,040,060
Heritage-Crystal Clean [1,3,4]	223,477	4,860,625
Team [1,3,4]	57,500	856,750

		8,700,155

CONSTRUCTION & ENGINEERING - 2.3%
Ameresco Cl. A [1]	251,400	2,162,040
IES Holdings [1]	220,000	3,795,000
Layne Christensen [1,3,4]	50,000	627,500
Northwest Pipe [1,3,4]	61,600	1,179,024
NV5 Global [1,3,4]	27,400	1,483,710

		9,247,274

ELECTRICAL EQUIPMENT - 0.9%
Encore Wire [3]	4,100	199,465
LSI Industries	147,412	1,014,195
Orion Energy Systems [1]	170,000	149,600
Powell Industries	21,400	613,110
Power Solutions International [1,2,3,4]	21,100	158,250
Preformed Line Products	20,743	1,473,790
Revolution Lighting Technologies [1,3,4]	81,200	267,148

		3,875,558

INDUSTRIAL CONGLOMERATES - 0.9%
Raven Industries [3]	102,559	3,522,901

MACHINERY - 8.3%
CIRCOR International [3]	56,900	2,769,892
Eastern Company (The)	39,750	1,039,462
Exco Technologies	85,400	688,907
Foster (L.B.) Company [1,3,4]	95,300	2,587,395
FreightCar America	86,500	1,477,420
Global Brass and Copper Holdings	5,000	165,500
Graham Corporation [3,4]	75,150	1,572,890
Harsco Corporation [1]	4,400	82,060
Hurco Companies	36,866	1,555,745
Kadant	49,800	4,999,920
Kornit Digital [1]	37,000	597,550
Lindsay Corporation [3]	32,600	2,875,320
Luxfer Holdings [3]	59,712	943,450
Lydall [1]	1,800	91,350
NN	45,300	1,250,280
Sun Hydraulics	74,000	4,787,060
Tennant Company	34,400	2,499,160
Titan International	212,200	2,733,136
Westport Fuel Systems [1]	377,900	1,420,904

		34,137,401

MARINE - 1.0%
Clarkson	109,900	4,243,312

PROFESSIONAL SERVICES - 1.3%
Acacia Research [1,3]	190,000	769,500
CBIZ [1]	47,000	726,150
Franklin Covey [1]	40,100	832,075
GP Strategies [1]	7,600	176,320
Heidrick & Struggles International	46,300	1,136,665
Kforce [3]	4,700	118,675
Resources Connection	11,200	173,040
RPX Corporation	96,000	1,290,240

		5,222,665

ROAD & RAIL - 0.7%
Marten Transport	5,500	111,650
Patriot Transportation Holding [1,3]	55,764	980,889
Universal Logistics Holdings [3,4]	77,600	1,843,000

		2,935,539

TRADING COMPANIES & DISTRIBUTORS - 1.4%
Central Steel & Wire [2]	788	354,600
EnviroStar [3,4]	74,400	2,976,000
Houston Wire & Cable [1]	331,418	2,386,209
		5,716,809

Total (Cost $59,573,079)		85,684,153

INFORMATION TECHNOLOGY – 20.7%
COMMUNICATIONS EQUIPMENT - 0.7%
ADTRAN [3]	23,300	450,855
Clearfield [1]	61,300	750,925
EMCORE Corporation [1]	8,300	53,535
Harmonic [1]	147,000	617,400
Oclaro [1]	137,100	924,054
PCTEL	34,100	251,317

		3,048,086

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.1%
Airgain [1]	4,800	43,152
Bel Fuse Cl. A	67,705	1,478,000
ePlus [1]	3,000	225,600
Fabrinet [1]	2,200	63,140
FARO Technologies [1,3,4]	76,800	3,609,600
Firan Technology Group [1]	25,000	71,798
HollySys Automation Technologies	58,500	1,302,795
Inficon Holding	3,220	2,009,699
LRAD Corporation [1]	853,456	2,125,106
Mesa Laboratories [3]	32,900	4,089,470
Novanta [1]	37,600	1,880,000
Orbotech [1,3,4]	87,000	4,370,880
PC Connection	43,716	1,145,796
Perceptron [1]	8,500	82,875
Richardson Electronics	316,900	2,135,906
Rogers Corporation [1,3]	600	97,152
Vishay Precision Group [1]	10,000	251,500

		24,982,469

INTERNET SOFTWARE & SERVICES - 5.0%
Actua Corporation [1]	36,876	575,266
Care.com [1,3,4]	171,787	3,099,037
comScore [1,2]	64,195	1,829,558
†Etsy [1]	80,300	1,642,135
IZEA [1,3,4]	85,870	388,132
MINDBODY Cl. A [1]	38,900	1,184,505
QuinStreet [1]	475,550	3,985,109
†Real Matters [1]	255,000	2,044,869
Reis	25,000	516,250
Solium Capital [1]	309,700	2,688,009

28 | 2017 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
INTERNET SOFTWARE & SERVICES (continued)
Stamps.com [1]	12,300	$2,312,400
Support.com [1]	105,600	255,552

		20,520,822

IT SERVICES - 0.5%
Computer Task Group [1,3]	150,838	769,274
Hackett Group (The)	27,700	435,167
Innodata [1]	437,275	594,694
Virtusa Corporation [1]	2,300	101,384

		1,900,519

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.8%
Amtech Systems [1,3,4]	92,184	928,293
Brooks Automation	91,500	2,182,275
CyberOptics Corporation [1]	46,600	699,000
FormFactor [1]	22,869	357,900
Intermolecular [1]	240,000	328,800
IXYS Corporation [1]	18,800	450,260
Kopin Corporation [1]	242,200	775,040
Kulicke & Soffa Industries [1]	77,200	1,878,662
MoSys [1,3,4]	68,427	75,954
Nanometrics [1]	64,600	1,609,832
NeoPhotonics Corporation [1,3,4]	51,300	337,554
Nova Measuring Instruments [1]	66,100	1,712,651
PDF Solutions [1]	97,000	1,522,900
Photronics [1]	223,500	1,905,337
Rudolph Technologies [1]	52,100	1,245,190
Sigma Designs [1]	60,000	417,000
Silicon Motion Technology ADR	34,100	1,805,936
Ultra Clean Holdings [1,3]	49,900	1,152,191
Veeco Instruments [1,3,4]	17,500	259,875
Xcerra Corporation [1]	11,300	110,627

		19,755,277

SOFTWARE - 2.6%
Agilysys [1]	170,587	2,094,808
American Software Cl. A	120,352	1,399,694
BSQUARE Corporation [1]	83,675	389,088
Computer Modelling Group	337,700	2,579,093
Model N [1]	67,193	1,058,290
Monotype Imaging Holdings	15,000	361,500
PSI Software	34,000	755,009
RealNetworks [1]	130,171	445,185
Rubicon Project [1]	75,000	140,250
SeaChange International [1]	284,200	1,116,906
Varonis Systems [1]	2,600	126,230

		10,466,053

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.0%
Intevac [1]	293,400	2,009,790
Kortek	135,007	2,059,314

		4,069,104

Total (Cost $64,410,193)		84,742,330

MATERIALS – 5.5%
CHEMICALS - 2.0%
Balchem Corporation	11,775	949,065
FutureFuel Corporation	85,262	1,201,342
LSB Industries [1]	135,800	1,189,608
Quaker Chemical [3,4]	24,400	3,679,276
Trecora Resources [1]	89,600	1,209,600

		8,228,891

CONSTRUCTION MATERIALS - 0.3%
Monarch Cement [2]	16,303	1,137,949
U.S. Concrete [1]	3,400	284,410

		1,422,359

CONTAINERS & PACKAGING - 0.3%
UFP Technologies [1]	36,445	1,013,171

METALS & MINING - 2.9%
Alamos Gold Cl. A	186,044	1,212,172
Ampco-Pittsburgh	79,002	979,625
Comstock Mining [1]	375,000	146,250
Haynes International [3]	26,100	836,505
Imdex [1]	750,666	617,063
MAG Silver [1]	74,050	915,258
Major Drilling Group International [1]	850,357	4,776,070
Olympic Steel	35,000	752,150
Pretium Resources [1]	80,000	912,649
Universal Stainless & Alloy Products [1]	15,300	327,726
Victoria Gold [1]	890,000	307,995

		11,783,463

Total (Cost $18,241,725)		22,447,884

REAL ESTATE – 4.3%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.7%
BRT Apartments	230,331	2,715,603

REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.6%
Altus Group	87,000	2,556,014
FRP Holdings [1,3,4]	76,500	3,385,125
Griffin Industrial Realty	38,784	1,423,373
Hopefluent Group Holdings	1,400,000	614,522
Marcus & Millichap [1,3,4]	49,567	1,616,380
RMR Group Cl. A	34,900	2,069,570
Tejon Ranch [1,3,4]	154,994	3,217,675

		14,882,659

Total (Cost $12,321,495)		17,598,262

TELECOMMUNICATION SERVICES – 0.1%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
ORBCOMM [1]	67,100	683,078

Total (Cost $570,215)		683,078

UTILITIES – 0.4%
GAS UTILITIES - 0.1%
Shizuoka Gas	40,000	340,422

INDEPENDENT POWER & RENEWABLE ELECTRICITY PRODUCER - 0.1%
Alterra Power	45,000	286,396

WATER UTILITIES - 0.2%
Global Water Resources	106,000	990,040

Total (Cost $1,145,614)		1,616,858

MISCELLANEOUS[6] – 4.9%

Total (Cost $18,803,152)		20,172,168

TOTAL COMMON STOCKS

(Cost $342,145,286)		422,415,462

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Royce Micro-Cap Trust	December 31, 2017

Schedule of Investments (continued)

VALUE

REPURCHASE AGREEMENT– 7.7%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value $31,430,698 (collateralized by obligations of various U.S. Government Agencies, 0.75%- 1.75% due 10/31/18, valued at $32,059,068)	$31,430,000

(Cost $31,430,000)

TOTAL INVESTMENTS – 110.7%

(Cost $373,575,286)	453,845,462

LIABILITIES LESS CASH AND OTHER ASSETS – (10.7)%	(43,940,546)

NET ASSETS – 100.0%	$409,904,916

†	New additions in 2017.
[1]	Non-income producing.
[2]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[3]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at December 31, 2017. Total market value of pledged securities at
December 31, 2017, was $69,255,541.
[4]	At December 31, 2017, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $42,559,647.
[5]
Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[6]	Includes securities first acquired in 2017 and less than 1% of net assets.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2017, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $375,885,077. At December 31, 2017, net unrealized appreciation for all securities was $77,960,385 consisting of aggregate gross unrealized appreciation of $125,706,455 and aggregate gross unrealized depreciation of $47,746,070. The primary causes of the differences between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

30 | 2017 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	December 31, 2017

Statement of Assets and Liabilities

ASSETS:
Investments at value	$422,415,462

Repurchase agreements (at cost and value)	31,430,000

Receivable for investments sold	1,356,246

Receivable for dividends and interest	317,349

Prepaid expenses and other assets	35,726

Total Assets	455,554,783

LIABILITIES:
Revolving credit agreement	45,000,000

Payable to custodian for cash and foreign currency overdrawn	303

Payable for investments purchased	350,225

Payable for investment advisory fee	162,616

Payable for directors’ fees	23,165

Payable for interest expense	13,223

Accrued expenses	100,335

Total Liabilities	45,649,867

Net Assets	$409,904,916

ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 39,116,640 shares outstanding (150,000,000 shares authorized)	$329,118,673

Undistributed net investment income (loss)	(1,002,531)

Accumulated net realized gain (loss) on investments and foreign currency	1,518,443

Net unrealized appreciation (depreciation) on investments and foreign currency	80,270,331

Net Assets (net asset value per share - $10.48)	$409,904,916

Investments at identified cost	$342,145,286

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Annual Report to Stockholders | 31

Royce Micro-Cap Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/17	YEAR ENDED 12/31/16

INVESTMENT OPERATIONS:
Net investment income (loss)	$2,126,051	$1,040,381

Net realized gain (loss) on investments and foreign currency	25,657,103	17,298,523

Net change in unrealized appreciation (depreciation) on investments and foreign currency	33,136,932	46,017,634

Net increase (decrease) in net assets from investment operations	60,920,086	64,356,538

DISTRIBUTIONS:
Net investment income	(2,282,512)	(2,974,373)

Net realized gain on investments and foreign currency	(24,135,451)	(20,650,513)

Total distributions	(26,417,963)	(23,624,886)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	11,702,040	10,562,009

Total capital stock transactions	11,702,040	10,562,009

Net Increase (Decrease) In Net Assets	46,204,163	51,293,661

NET ASSETS:

Beginning of year	363,700,753	312,407,092

End of year (including undistributed net investment income (loss) of $(1,002,531) at 12/31/17 and $(1,987,430) at 12/31/16)	$409,904,916	$363,700,753

32 | 2017 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust	Year Ended December 31, 2017

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$5,460,744

Foreign withholding tax	(113,927)

Interest	36,662

Rehypothecation income	105,571

Total income	5,489,050
EXPENSES:

Investment advisory fees	1,849,250

Interest expense	1,010,324

Stockholder reports	121,130

Administrative and office facilities	97,552

Custody and transfer agent fees	91,086

Directors’ fees	90,170

Professional fees	59,188

Other expenses	44,302

Total expenses	3,363,002

Compensating balance credits	(3)

Net expenses	3,362,999

Net investment income (loss)	2,126,051

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):

Investments	25,643,717

Foreign currency transactions	13,386

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments and foreign currency translations	33,135,300

Other assets and liabilities denominated in foreign currency	1,632

Net realized and unrealized gain (loss) on investments and foreign currency	58,794,035

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$60,920,086

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Annual Report to Stockholders | 33

Royce Micro-Cap Trust	Year Ended December 31, 2017

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$60,920,086

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(60,892,834)

Proceeds from sales and maturities of long-term investments	61,228,982

Net purchases, sales and maturities of short-term investments	12,042,000

Net (increase) decrease in dividends and interest receivable and other assets	189,283

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	19,867

Net change in unrealized appreciation (depreciation) on investments	(33,135,300)

Net realized gain (loss) on investments and foreign currency	(25,657,103)

Net cash provided by operating activities	14,714,981

CASH FLOWS FROM FINANCING ACTIVITIES:

Distributions	(26,417,963)

Reinvestment of distributions	11,702,040

Net cash used for financing activities	(14,715,923)

INCREASE (DECREASE) IN CASH:	(942)

Cash and foreign currency at beginning of year	639

Payable to custodian for cash and foreign currency overdrawn at end of year	$(303)

34 | 2017 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Micro-Cap Trust

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEARS ENDED

	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net Asset Value, Beginning of Period	$9.63	$8.59	$11.33	$14.12	$10.93

INVESTMENT OPERATIONS:
Net investment income (loss)	0.06	0.03	0.03	(0.01)	0.01

Net realized and unrealized gain (loss) on investments and foreign currency	1.52	1.70	(1.42)	0.25	4.64

Net increase (decrease) in net assets from investment operations	1.58	1.73	(1.39)	0.24	4.65

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.06)	(0.08)	(0.01)	(0.04)	(0.03)

Net realized gain on investments and foreign currency	(0.63)	(0.56)	(1.25)	(2.86)	(1.35)

Total distributions to Common Stockholders	(0.69)	(0.64)	(1.26)	(2.90)	(1.38)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.04)	(0.05)	(0.09)	(0.13)	(0.08)

Total capital stock transactions	(0.04)	(0.05)	(0.09)	(0.13)	(0.08)

Net Asset Value, End of Period	$10.48	$9.63	$8.59	$11.33	$14.12

Market Value, End of Period	$9.44	$8.16	$7.26	$10.08	$12.61

TOTAL RETURN:[1]
Net Asset Value	17.67%	21.98%	(11.64)%	3.46%	44.66%

Market Value	25.09%	22.30%	(16.06)%	3.06%	49.42%

RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[2]	0.49%	0.87%	0.93%	0.93%	0.82%

Other operating expenses	0.40%	0.39%	0.35%	0.25%	0.29%

Total expenses (net)	0.89%	1.26%	1.28%	1.18%	1.11%

Expenses net of fee waivers and excluding interest expense	0.62%	1.02%	1.08%	1.05%	0.96%

Expenses prior to fee waivers and balance credits	0.89%	1.26%	1.28%	1.18%	1.11%

Expenses prior to fee waivers	0.89%	1.26%	1.28%	1.18%	1.11%

Net investment income (loss)	0.56%	0.32%	0.26%	(0.09)%	0.08%

SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$409,905	$363,701	$312,407	$387,488	$433,121

Portfolio Turnover Rate	15%	26%	39%	41%	29%

REVOLVING CREDIT AGREEMENT:
Asset coverage	1011%	908%	794%	746%	1062%

Asset coverage per $1,000	$10,109	$9,082	$7,942	$7,458	$10,625

[1]
The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.

[2]
The investment advisory fee is calculated based on average net assets over a rolling 36-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 12-month basis.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Annual Report to Stockholders | 35

Royce Micro-Cap Trust

Notes to Financial Statements

Summary of Significant Accounting Policies

Royce Micro-Cap Trust, Inc. (the “Fund”), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on September 9, 1993. The Fund commenced operations on December 14, 1993.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund's Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$394,133,310	$28,040,352	$241,800	$422,415,462

Cash Equivalents	–	31,430,000	–	31,430,000

Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. The Fund recognizes transfers between levels as of the end of the reporting period. For the year ended December 31, 2017, securities valued at $2,092,392 were transferred from Level 1 to Level 2 and securities valued at $1,403,688 were transferred from Level 2 to Level 1 within the fair value hierarchy.

36 | 2017 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/16	PURCHASES	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/17

Common Stocks	$241,862	$0	$102	$51	$(11)	$241,800

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	12/31/17	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

Common Stocks	$241,800	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]
This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at December 31, 2017 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

2017 Annual Report to Stockholders | 37

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian's fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 1,336,310 and 1,405,544 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2017 and December 31, 2016, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of December 31, 2017, the Fund has outstanding borrowings of $45,000,000. During the year ended December 31, 2017, the Fund borrowed an average daily balance of $45,000,000 at a weighted average borrowing cost of 2.21%. The maximum amount outstanding during the year ended December 31, 2017 was $45,000,000. As of December 31, 2017, the aggregate value of rehypothecated securities was $42,559,647. During the year ended December 31, 2017, the Fund earned $105,571 in fees from rehypothecated securities.

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.

38 | 2017 Annual Report to Stockholders

Royce Micro-Cap Trust

Notes to Financial Statements (continued)

Investment Advisory Agreement (continued):

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets for the rolling 36-month period ending with such month (the “performance period”). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

For the twelve rolling 36-month periods in 2017, the Fund’s investment performance ranged from 10% to 16% below the investment performance of the Russell 2000. Accordingly, the net investment advisory fee consisted of a Basic Fee of $3,580,381 and a net downward adjustment of $1,731,131 for the performance of the Fund relative to that of the Russell 2000. For the year ended December 31, 2017, the Fund expensed Royce investment advisory fees totaling $1,849,250.

Purchases and Sales of Investment Securities:
For the year ended December 31, 2017, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $60,777,855 and $60,339,949, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the year ended December 31, 2017, were as follows:

COST OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

$4,400,725	$ –	$ –

Tax Information:
Distributions during the years ended December 31, 2017 and 2016, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS

2017	2016	2017	2016

$5,516,070	$5,291,974	$20,901,893	$18,332,912

The tax basis components of distributable earnings at December 31, 2017, were as follows:

QUALIFIED LATE YEAR
UNDISTRIBUTED	UNDISTRIBUTED LONG-TERM	NET UNREALIZED	ORDINARY AND	TOTAL
ORDINARY	CAPITAL GAINS OR	APPRECIATION	POST-OCTOBER LOSS	DISTRIBUTABLE
INCOME	(CAPITAL LOSS CARRYFORWARD)	(DEPRECIATION)[1]	DEFERRALS[2]	EARNINGS

$1,570,241	$1,469,231	$77,960,546	$(213,775)	$80,786,243

[1]
Includes timing differences on foreign currency, recognition of losses on securities sold, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

[2]
Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses.

     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2017, the Fund recorded the following permanent reclassifications, which relate primarily to current investments in publicly traded partnerships and Trusts, foreign currency transactions, investments in Real Estate Investment Trusts and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

UNDISTRIBUTED NET	ACCUMULATED NET
INVESTMENT INCOME	REALIZED GAIN (LOSS)	PAID-IN CAPITAL

$1,141,360	$(1,141,357)	$ (3)

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2014-2017) and has concluded that as of December 31, 2017, no provision for income tax is required in the Fund’s financial statements.

2017 Annual Report to Stockholders | 39

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Stockholders of Royce Micro-Cap Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Micro-Cap Trust, Inc. (the “Fund”) as of December 31, 2017, the related statements of operations and cash flows for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2014 and the financial highlights for each of the periods ended on or prior to December 31, 2014 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Baltimore, MD
February 22, 2018

We have served as the auditor of one or more investment companies in the Royce investment company group since at least 1967. We have not determined the specific year we began serving as auditor.

40 | 2017 Annual Report to Stockholders

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2017 Annual Report to Stockholders | 41

MANAGERS’ DISCUSSION
Royce Value Trust (RVT)

Chuck Royce Chris Flynn Lauren Romeo, CFA

FUND PERFORMANCE
With a second consecutive year of strong absolute and relative performance, Royce Value Trust further solidified long-term advantages over its unleveraged small-cap benchmark, the Russell 2000 Index, outperforming on both a net asset value (“NAV”) and market price basis for the one-, three-, 20-, 25-, 30-year, and since inception (11/26/86) periods ended December 31, 2017. The Fund advanced 19.4% on an NAV basis and 30.5% based on market price in 2017, ahead of respective gains of 14.6% and 13.2% for the Russell 2000 and S&P SmallCap 600 for the same period. The year presented crosscurrents for the Fund’s multi-discipline approach in the form of leadership for growth stocks and the lift from strength for cyclicals, in particular those with global exposure.

WHAT WORKED... AND WHAT DIDN’T
Nine of the Fund’s 11 equity sectors made positive contributions to 2017 performance. Industrials and Information Technology—the portfolio’s two largest sectors—led by a wide margin, followed by solid net gains for Financials while Energy and Consumer Discretionary made only modest negative impacts. Relative to the Russell 2000, the best performance in 2017 came from Financials, where both our lighter weighting in banks and (to a lesser degree) heavier investment in capital markets companies were additive against the benchmark. Savvy stock selection in both Information Technology and Industrials was another important source of outperformance. Conversely, the largest relative detraction at the sector level came from our lower weighting in Health Care—the best-performing sector in the Russell 2000 in 2017—and ineffective stock selection in Consumer Discretionary. The portfolio’s cash position also had a negative impact on relative performance. At the industry level, the largest contribution by far on an absolute basis came from electronic equipment, instruments & components (Information Technology), followed by machinery (Industrials), each from one of the Fund’s leading sectors, while the largest detractors, energy equipment & services (Energy) and Internet & direct marketing retail (Consumer Discretionary), came from its two worst.
For many years, the portfolio has invested heavily in companies that increase productivity or otherwise help business operate faster, cheaper, and more effectively. This ‘picks and shovels’ approach often leads us to industrial and technology companies with very interesting—and in many cases ultimately profitable—niche businesses. Over the last few years, there has been a significant amount of innovation in areas such as process automation, robotics, lasers, cloud storage, etc.—all of which need equipment, components, and related technology. This has led us to invest in several companies that specialize in process automation or other innovative ways that boost productivity. Moreover, the long-term outlook for select companies in these areas looks very promising to us as the current global technology build-out continues. It was no surprise, then, that three of the portfolio’s five top-contributing stocks in 2017 were technology stocks while a fourth came from the Industrials sector.
The Fund’s two top contributors exemplify our goal for these kinds of companies. Laser diode and equipment maker Coherent saw its shares climb thanks to a record-setting fiscal 2017, which saw sales and earnings growth driven by increasing demand for ramped up OLED (organic light-emitting diode) capacity and service. Cognex Corporation is the market leader in machine vision technology, which captures and analyzes visual information to automate tasks that previously relied on human eyesight and is thus a major driver of industrial and process automation. The firm has just begun to move into key end markets, such as consumer electronics, while adoption is expanding to other industries, including a fast-growing logistics segment. With ever-evolving proprietary technology and an unmatched global corps of engineers serving customers, the firm looks poised to sustain its well-above-average ROIC and compound its business value into the future.

As for positions that detracted, we believe the new management team at Wesco Aircraft Holdings is well positioned to address the firm’s operational issues and eventually improve results. The situation is essentially a turnaround in waiting, and we built our position significantly in the fourth quarter. We held steady with our stake in FTD Companies, which provides flowers and other gifts through various subsidiaries. Disappointing sales and revenues were addressed with some changes in upper management that we think could help business to bloom.

Top Contributors to Performance For 2017 (%)[1]

Coherent	1.22

Cognex Corporation	0.99

Ash Grove Cement Cl. B	0.94

IPG Photonics	0.53

Sun Hydraulics	0.53

[1] Includes dividends

Top Detractors from Performance For 2017 (%)[2]

Wesco Aircraft Holdings	-0.39

FTD Companies	-0.38

Era Group	-0.27

MBIA	-0.23

Core-Mark Holding Company	-0.22

[2] Net of dividends

CURRENT POSITIONING AND OUTLOOK
While we are cautious about the prospects for small-cap returns as a whole, we are also optimistic about the portfolio’s return potential as it leans towards three factors that we believe will be rewarded going forward—economically sensitive cyclicals, global exposure, and—in many cases—high profitability. These are the select qualities that we anticipate will drive small-cap leadership. In this environment, we see the opportunity for the Fund to continue outperforming in the years ahead.

42 | 2017 Annual Report to Stockholders

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE RVT NAV XRVTX

Performance
Average Annual Total Return (%) Through 12/31/17
	JUL-DEC 2017[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	SINCE INCEPTION (11/26/86)

RVT (NAV)	11.27	19.38	11.63	13.47	7.18	10.79	9.45	10.73	11.53	10.83

[1] Not Annualized

Market Price Performance History Since Inception (11/26/86)
Cumulative Performance of Investment through 12/31/17[1]
	1-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (11/26/86)

RVT	30.5%	99.4%	96.3%	330.5%	533.7%	2029.7%

[1]
Reflects the cumulative performance of an investment made by a stockholder who purchased one share at inception ($10.00 IPO), reinvested all distributions and fully participated in primary subscriptions of the Fund's rights offerings.

[2]	Reflects the actual month-end market price movement of one share as it has traded on the NYSE.

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund's ownership zone may vary. See page 66 for additional information.

Top 10 Positions
% of Net Assets

Ash Grove Cement	1.8

FLIR Systems	1.7

HEICO Corporation	1.6

Coherent	1.5

Cognex Corporation	1.4

Sun Hydraulics	1.2

Quaker Chemical	1.1

Copart	1.1

RBC Bearings	1.0

E-L Financial	1.0

Portfolio Sector Breakdown
% of Net Assets

Industrials	30.3

Information Technology	20.0

Financials	14.8

Consumer Discretionary	9.6

Materials	8.2

Energy	5.2

Health Care	4.2

Real Estate	3.1

Consumer Staples	2.1

Telecommunication Services	0.6

Utilities	0.1

Miscellaneous	3.3

Outstanding Line of Credit, Net of Cash and Cash Equivalents	-1.5

Calendar Year Total Returns (%)

YEAR	RVT

2017	19.4

2016	26.8

2015	-8.1

2014	0.8

2013	34.1

2012	15.4

2011	-10.1

2010	30.3

2009	44.6

2008	-45.6

2007	5.0

2006	19.5

2005	8.4

2004	21.4

2003	40.8

Portfolio Diagnostics

Fund Net Assets	$1,480 million

Number of Holdings	476

2017 Annual Turnover Rate	19%

Net Asset Value	$17.50

Market Price	$16.17

Net Leverage[1]	1.5%

Average Market Capitalization[2]	$1,832 million

Weighted Average P/E Ratio[3,4]	23.9x

Weighted Average P/B Ratio[3]	2.3x

Active Share[5]	89%

U.S. Investments (% of Net Assets)	83.6%

Non-U.S. Investments (% of Net Assets)	17.9%

[1]	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments, divided by net assets.
[2]
Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[3]
Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[4]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (15% of portfolio holdings as of 12/31/17).
[5]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Risk Information
All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.roycefunds.com. Certain immaterial adjustments were made to the net assets of Royce Value Trust at 12/31/16 for financial reporting purposes, and as a result the net asset value originally calculated on that date and the total return based on that net asset value differs from the adjusted net asset value and total return reported in the Financial Highlights. The market price of the Fund’s shares will fluctuate, so that shares may be worth more or less than their original cost when sold. The Fund invests primarily in securities of small- and micro-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund’s broadly diversified portfolio does not ensure a profit or guarantee against loss. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to date performance for 2017.

2017 Annual Report to Stockholders | 43

Royce Value Trust

Schedule of Investments
Common Stocks – 101.5%
	SHARES	VALUE

CONSUMER DISCRETIONARY– 9.6%
AUTO COMPONENTS - 1.0%
Cooper Tire & Rubber	30,800	$1,088,780
Dorman Products [1]	4,300	262,902
Gentex Corporation	210,270	4,405,157
LCI Industries	55,616	7,230,080
Sebang Global Battery	28,500	951,985
Standard Motor Products	13,391	601,390

		14,540,294

AUTOMOBILES - 0.9%
Thor Industries [2]	87,730	13,222,666

DISTRIBUTORS - 0.9%
Core-Mark Holding Company	240,900	7,607,622
Fenix Parts [1,3]	255,000	58,650
LKQ Corporation [1]	53,500	2,175,845
Uni-Select	30,200	682,564
Weyco Group	97,992	2,912,322

		13,437,003

DIVERSIFIED CONSUMER SERVICES - 0.6%
Adtalem Global Education [1]	52,054	2,188,871
American Public Education [1]	42,400	1,062,120
Cambium Learning Group [1]	70,000	397,600
Collectors Universe	50,000	1,432,000
H&R Block	8,000	209,760
Liberty Tax Cl. A	151,573	1,667,303
Lincoln Educational Services [1]	330,600	667,812
Universal Technical Institute [1]	504,032	1,209,677

		8,835,143

HOTELS, RESTAURANTS & LEISURE - 0.5%
Biglari Holdings [1]	1,000	414,400
Century Casinos [1]	200,100	1,826,913
Lindblad Expeditions Holdings [1]	207,600	2,032,404
†Noodles & Company Cl. A [1,2,4]	208,721	1,095,785
Rank Group	400,000	1,298,931
Zoe’s Kitchen [1]	20,000	334,400

		7,002,833

HOUSEHOLD DURABLES - 1.7%
AV Homes [1]	66,100	1,100,565
Cavco Industries [1]	14,700	2,243,220
Ethan Allen Interiors	237,600	6,795,360
Flexsteel Industries	13,900	650,242
Mohawk Industries [1,2,4]	12,400	3,421,160
Natuzzi ADR [1]	2,096,300	3,354,080
PICO Holdings	409,400	5,240,320
Samson Holding	2,500,000	303,985
Skyline Corporation [1]	55,400	711,890
Stanley Furniture [1,5]	912,235	793,645

		24,614,467

INTERNET & DIRECT MARKETING RETAIL - 0.1%
CafePress [1]	110,000	202,400
FTD Companies [1]	298,014	2,142,721

		2,345,121

LEISURE PRODUCTS - 0.7%
Character Group	91,500	549,331
MCBC Holdings [1]	85,500	1,899,810
Nautilus [1]	599,400	8,001,990

		10,451,131

MEDIA - 0.5%
E.W. Scripps Company Cl. A [1,2,4]	68,660	1,073,156
Entravision Communications Cl. A	108,200	773,630
Global Eagle Entertainment [1]	110,000	251,900
Gray Television [1]	50,000	837,500
Meredith Corporation	32,800	2,166,440
New Media Investment Group	60,100	1,008,478
Pico Far East Holdings	2,734,400	1,084,956
T4F Entretenimento	150,000	331,414
Technicolor	120,000	411,590

		7,939,064

MULTILINE RETAIL - 0.0%
New World Department Store China [1]	1,447,500	307,337

SPECIALTY RETAIL - 1.5%
AutoCanada	94,000	1,693,047
Barnes & Noble	67,000	448,900
Barnes & Noble Education [1]	20,000	164,800
Byggmax Group	100,000	669,972
Caleres [2]	108,100	3,619,188
Children’s Place	17,500	2,543,625
Container Store Group (The) [1,2]	158,200	749,868
Destination Maternity [1]	557,967	1,657,162
Haverty Furniture	23,700	536,805
I.T	827,000	352,446
Monro	95,300	5,427,335
Oriental Watch Holdings	967,900	220,434
Sears Hometown and Outlet Stores [1]	170,039	442,101
Signet Jewelers	35,000	1,979,250
Topps Tiles	750,000	809,287
TravelCenters of America LLC [1]	142,500	584,250

		21,898,470

TEXTILES, APPAREL & LUXURY GOODS - 1.2%
Crown Crafts	97,741	630,429
Culp	29,400	984,900
J.G. Boswell Company [3]	3,940	2,793,460
Movado Group	74,271	2,391,526
Wolverine World Wide	298,800	9,525,744
YGM Trading	1,082,600	1,025,393

		17,351,452

Total (Cost $127,744,145)		141,944,981

CONSUMER STAPLES – 2.1%
BEVERAGES - 0.2%
Compania Cervecerias Unidas ADR [2]	64,500	1,907,910

FOOD & STAPLES RETAILING - 0.0%
Conviviality	70,000	380,751

FOOD PRODUCTS - 1.7%
AGT Food and Ingredients	19,500	311,969
Cal-Maine Foods [1,2,4]	77,616	3,450,031
Farmer Bros. [1]	54,700	1,758,605
Hilton Food Group	70,000	813,307
Industrias Bachoco ADR	40,795	2,337,554
John B. Sanfilippo & Son	17,200	1,087,900
Lancaster Colony	13,400	1,731,414
Sanderson Farms	2,900	402,462
Seneca Foods Cl. A [1]	159,892	4,916,679
Seneca Foods Cl. B [1]	13,840	470,560
SunOpta [1,2,4]	187,459	1,452,807
Tootsie Roll Industries [2]	160,708	5,849,771

		24,583,059

44 | 2017 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Schedule of Investments (continued)

	SHARES	VALUE

CONSUMER STAPLES (continued)
HOUSEHOLD PRODUCTS - 0.0%
Central Garden & Pet [1]	10,300	$400,876

PERSONAL PRODUCTS - 0.2%
Inter Parfums	71,530	3,107,979

Total (Cost $22,453,527)		30,380,575

ENERGY – 5.2%
ENERGY EQUIPMENT & SERVICES - 3.9%
CARBO Ceramics [1,2,4]	78,000	794,040
Diamond Offshore Drilling [1,2,4]	189,000	3,513,510
Era Group [1]	554,693	5,962,950
Forum Energy Technologies [1]	144,654	2,249,370
Frank’s International [2,4]	108,600	722,190
Helmerich & Payne [2]	89,000	5,752,960
ION Geophysical [1,2,4]	71,880	1,419,630
Oil States International [1]	57,133	1,616,864
Pason Systems	543,580	7,866,126
Pioneer Energy Services [1]	164,500	501,725
Precision Drilling [1]	93,900	283,578
SEACOR Holdings	150,469	6,954,677
†SEACOR Marine Holdings [1]	638,834	7,474,358
TGS-NOPEC Geophysical	417,170	9,868,107
Trican Well Service [1]	944,000	3,064,057

		58,044,142

OIL, GAS & CONSUMABLE FUELS - 1.3%
Ardmore Shipping [1]	75,000	600,000
Dorchester Minerals L.P.	262,839	3,995,153
Dorian LPG [1]	394,936	3,246,374
Green Plains	200,000	3,370,000
Hallador Energy	21,000	127,890
Hargreaves Services	57,683	258,640
New Zealand Refining	310,000	581,979
San Juan Basin Royalty Trust	320,352	2,639,700
World Fuel Services	110,800	3,117,912
WPX Energy [1]	110,000	1,547,700

		19,485,348

Total (Cost $86,040,161)		77,529,490

FINANCIALS – 14.8%
BANKS - 2.5%
Banca Sistema	200,000	543,626
Bank of N.T. Butterfield & Son	178,416	6,474,717
Blue Hills Bancorp	54,080	1,087,008
Canadian Western Bank	279,500	8,727,426
Farmers & Merchants Bank of Long Beach [3]	1,080	8,488,800
Fauquier Bankshares	160,800	3,518,304
First Citizens BancShares Cl. A	14,676	5,914,428
Webster Financial	40,300	2,263,248

		37,017,557

CAPITAL MARKETS - 8.2%
Affiliated Managers Group	7,000	1,436,750
Ares Management L.P.	366,300	7,326,000
Artisan Partners Asset Management Cl. A	256,000	10,112,000
ASA Gold and Precious Metals	199,821	2,261,974
Ashmore Group	1,354,000	7,404,049
Associated Capital Group Cl. A [2]	20,200	688,820
Citadel Capital [1]	7,749,921	557,925
Cowen Cl. A [1]	62,706	855,937
Dundee Corporation Cl. A [1]	1,079,900	2,173,546
Edmond de Rothschild (Suisse)	153	2,901,480
Federated Investors Cl. B	83,340	3,006,907
Gluskin Sheff + Associates	57,600	762,959
Houlihan Lokey Cl. A	69,000	3,134,670
Jupiter Fund Management	230,000	1,950,559
KKR & Co. L.P.	24,100	507,546
Lazard Cl. A	103,235	5,419,838
Manning & Napier Cl. A	395,692	1,424,491
MarketAxess Holdings	51,600	10,410,300
Medley Management Cl. A [2]	109,500	711,750
Morningstar	84,600	8,203,662
mutares	39,266	748,929
MVC Capital	271,183	2,863,692
Oaktree Capital Group LLC Cl. A	101,100	4,256,310
Rothschild & Co	216,893	7,938,544
SEI Investments	185,600	13,337,216
Sprott	1,927,000	3,740,557
TMX Group	40,700	2,280,754
U.S. Global Investors Cl. A [2]	520,551	2,030,149
Value Partners Group	5,453,000	5,770,623
Virtu Financial Cl. A [2]	101,200	1,851,960
Westwood Holdings Group	49,073	3,249,123
ZAIS Group Holdings Cl. A [1,2]	492,300	1,915,047

		121,234,067

CONSUMER FINANCE - 0.1%
Bajaj Finance	55,000	1,516,072
Currency Exchange International [1]	30,000	596,897

		2,112,969

DIVERSIFIED FINANCIAL SERVICES - 0.1%
First Pacific	1,020,000	693,041
Waterloo Investment Holdings [1,6]	2,972,000	891,600

		1,584,641

INSURANCE - 2.6%
Alleghany Corporation [1]	709	422,628
Atlas Financial Holdings [1]	18,900	388,395
E-L Financial	22,500	14,584,904
Erie Indemnity Cl. A	25,000	3,046,000
Independence Holding Company	259,223	7,115,671
MBIA [1,2,4]	942,400	6,898,368
ProAssurance Corporation	17,139	979,494
RLI Corp.	83,100	5,040,846
WMIH [1]	77,742	66,011

		38,542,317

INVESTMENT COMPANIES - 0.2%
RIT Capital Partners	101,400	2,682,031

THRIFTS & MORTGAGE FINANCE - 1.1%
BofI Holding [1,2,4]	16,300	487,370
Genworth MI Canada	216,195	7,481,689
Timberland Bancorp	288,857	7,669,153
Vestin Realty Mortgage II [1,3]	53	121,900

		15,760,112

Total (Cost $169,233,211)		218,933,694

HEALTH CARE – 4.2%
BIOTECHNOLOGY - 0.8%
Keryx Biopharmaceuticals [1,2,4]	139,000	646,350
Novavax [1,2,4]	550,000	682,000
Sangamo Therapeutics [1]	209,315	3,432,766

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Annual Report to Stockholders | 45

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

HEALTH CARE (continued)
BIOTECHNOLOGY (continued)
Zealand Pharma [1]	484,607	$6,633,449

		11,394,565

HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
Analogic Corporation	53,735	4,500,306
Atrion Corporation	15,750	9,931,950
DENTSPLY SIRONA	5,000	329,150
Hill-Rom Holdings	5,000	421,450
Integer Holdings [1]	42,400	1,920,720
Invacare Corporation	38,900	655,465
Masimo Corporation [1]	50,000	4,240,000
Neogen Corporation [1]	16,800	1,381,128
Surmodics [1]	138,500	3,878,000

		27,258,169

HEALTH CARE PROVIDERS & SERVICES - 0.4%
Aceto Corporation	18,800	194,204
AMN Healthcare Services [1]	54,000	2,659,500
Community Health Systems [1]	790,000	3,365,400

		6,219,104

HEALTH CARE TECHNOLOGY - 0.5%
†athenahealth [1,2,4]	32,500	4,323,800
Medidata Solutions [1]	50,000	3,168,500

		7,492,300

LIFE SCIENCES TOOLS & SERVICES - 0.6%
Bio-Rad Laboratories Cl. A [1]	23,098	5,512,800
Bio-Techne	27,043	3,503,420
Dyadic International [1,3]	75,000	102,750

		9,118,970

PHARMACEUTICALS - 0.1%
Intra-Cellular Therapies [1]	30,000	434,400
Theravance Biopharma [1,2]	34,291	956,376

		1,390,776

Total (Cost $43,180,277)		62,873,884

INDUSTRIALS – 30.3%
AEROSPACE & DEFENSE - 3.0%
Austal	688,670	973,688
Ducommun [1]	117,200	3,334,340
HEICO Corporation	166,622	15,720,786
HEICO Corporation Cl. A	101,010	7,984,840
Hexcel Corporation	13,700	847,345
Magellan Aerospace	182,779	3,055,041
Mercury Systems [1]	25,400	1,304,290
Teledyne Technologies [1]	20,600	3,731,690
Wesco Aircraft Holdings [1]	915,364	6,773,694

		43,725,714

AIR FREIGHT & LOGISTICS - 1.4%
Expeditors International of Washington	158,900	10,279,241
Forward Air	170,750	9,807,880

		20,087,121

BUILDING PRODUCTS - 0.8%
American Woodmark [1]	11,400	1,484,850
Apogee Enterprises [2]	55,900	2,556,307
Burnham Holdings Cl. B [3]	36,000	561,600
DIRTT Environmental Solutions [1]	85,400	457,912
Epwin Group	300,000	339,384
Insteel Industries [2]	37,880	1,072,762
NCI Building Systems [1]	85,200	1,644,360
Patrick Industries [1]	14,775	1,026,124
Simpson Manufacturing	35,200	2,020,832

		11,164,131

COMMERCIAL SERVICES & SUPPLIES - 2.8%
Atento	353,600	3,589,040
CECO Environmental	99,028	508,014
CompX International Cl. A	211,100	2,807,630
Copart [1]	368,200	15,902,558
Heritage-Crystal Clean [1]	146,527	3,186,962
Kimball International Cl. B	351,080	6,554,663
Mobile Mini	105,000	3,622,500
Ritchie Bros. Auctioneers	26,100	781,173
Steelcase Cl. A	114,060	1,733,712
UniFirst Corporation	14,070	2,320,143

		41,006,395

CONSTRUCTION & ENGINEERING - 3.2%
Ameresco Cl. A [1]	40,000	344,000
Comfort Systems USA	21,400	934,110
EMCOR Group [2,4]	65,800	5,379,150
IES Holdings [1]	594,244	10,250,709
Jacobs Engineering Group	164,900	10,876,804
KBR	326,000	6,464,580
Northwest Pipe [1]	10,000	191,400
NV5 Global [1]	23,500	1,272,525
Sterling Construction [1,2]	122,300	1,991,044
Valmont Industries [2]	62,845	10,422,843

		48,127,165

ELECTRICAL EQUIPMENT - 1.1%
EnerSys	29,600	2,061,048
Global Power Equipment Group [1,3]	631,820	2,407,234
Hubbell Cl. B	17,100	2,314,314
Powell Industries	94,500	2,707,425
Preformed Line Products	91,600	6,508,180

		15,998,201

INDUSTRIAL CONGLOMERATES - 0.8%
A. Soriano	2,791,000	394,031
Carlisle Companies	20,100	2,284,365
Raven Industries	251,725	8,646,754

		11,325,150

MACHINERY - 11.5%
Chen Hsong Holdings	1,159,000	352,002
CIRCOR International	115,484	5,621,761
Colfax Corporation [1]	82,242	3,258,428
Deutz	115,000	1,043,250
Donaldson Company	193,559	9,474,713
Exco Technologies	178,500	1,439,929
Franklin Electric	94,600	4,342,140
Graco	267,828	12,111,182
Greenbrier Companies (The)	70,700	3,768,310
Hurco Companies	25,952	1,095,174
Hyster-Yale Materials Handling Cl. A	10,000	851,600
IDEX Corporation	67,400	8,894,778
John Bean Technologies	83,526	9,254,681
Kadant	53,400	5,361,360
Kennametal	160,100	7,750,441
Lincoln Electric Holdings	61,360	5,619,349
Lindsay Corporation [2]	80,000	7,056,000
Luxfer Holdings	28,100	443,980
Lydall [1,2]	35,371	1,795,078

46 | 2017 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Schedule of Investments (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY (continued)
NN	308,700	$8,520,120
Nordson Corporation	24,296	3,556,934
Proto Labs [1]	10,000	1,030,000
RBC Bearings [1]	121,300	15,332,320
Sarine Technologies	327,500	244,819
Sun Hydraulics	279,418	18,075,551
Tennant Company	111,900	8,129,535
Titan International	173,100	2,229,528
Wabash National	157,500	3,417,750
Watts Water Technologies Cl. A	61,000	4,632,950
Westinghouse Air Brake Technologies	81,200	6,612,116
Westport Fuel Systems [1,2,4]	327,100	1,229,896
Woodward	104,600	8,006,084

		170,551,759

MARINE - 1.4%
Clarkson	291,000	11,235,703
Kirby Corporation [1]	144,500	9,652,600

		20,888,303

PROFESSIONAL SERVICES - 1.7%
Franklin Covey [1]	40,800	846,600
Heidrick & Struggles International	91,380	2,243,379
ManpowerGroup	107,200	13,518,992
On Assignment [1,2,4]	106,700	6,857,609
Quess Corporation [1]	15,720	282,571
Robert Half International	4,532	251,707
TrueBlue [1]	56,245	1,546,738
Volt Information Sciences [1]	80,000	304,000

		25,851,596

ROAD & RAIL - 1.9%
Genesee & Wyoming Cl. A [1]	15,000	1,180,950
Knight-Swift Transportation Holdings Cl. A [2]	122,400	5,351,328
Landstar System	130,560	13,591,296
Patriot Transportation Holding [1]	139,100	2,446,769
Saia [1,2,4]	59,630	4,218,823
Universal Logistics Holdings	78,916	1,874,255

		28,663,421

TRADING COMPANIES & DISTRIBUTORS - 0.7%
Central Steel & Wire [3]	4,862	2,187,900
Houston Wire & Cable [1,5]	877,363	6,317,014
MSC Industrial Direct Cl. A [2]	14,763	1,426,991
SIG	350,000	832,013
Watsco	2,100	357,084

		11,121,002

TRANSPORTATION INFRASTRUCTURE - 0.0%
Hopewell Highway Infrastructure	1,012,000	645,622

Total (Cost $244,724,053)		449,155,580

INFORMATION TECHNOLOGY – 20.0%
COMMUNICATIONS EQUIPMENT - 0.5%
ADTRAN [2]	234,973	4,546,727
Clearfield [1,2]	55,600	681,100
NetScout Systems [1]	65,600	1,997,520
Oclaro [1,2,4]	91,000	613,340

		7,838,687

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 10.5%
Anixter International [1,2,4]	70,895	5,388,020
Bel Fuse Cl. B	30,238	761,242
Celestica [1]	303,700	3,182,776
Cognex Corporation [2]	350,600	21,442,696
Coherent [1]	80,500	22,718,710
Dolby Laboratories Cl. A	2,650	164,300
Fabrinet [1]	257,500	7,390,250
FARO Technologies [1]	161,467	7,588,949
FLIR Systems	545,737	25,442,259
HollySys Automation Technologies	50,082	1,115,326
Horiba	12,000	721,381
IPG Photonics [1,2,4]	56,800	12,162,584
LRAD Corporation [1]	744,944	1,854,911
Methode Electronics	27,130	1,087,913
National Instruments	261,850	10,900,815
Orbotech [1]	14,000	703,360
Perceptron [1]	357,700	3,487,575
Plexus Corporation [1]	150,600	9,144,432
Richardson Electronics	573,732	3,866,954
Rogers Corporation [1]	32,366	5,240,703
Systemax	38,520	1,281,560
TTM Technologies [1,2,4]	496,400	7,778,588
Vishay Intertechnology	79,500	1,649,625
Wasion Group Holdings	1,500,000	733,256

		155,808,185

INTERNET SOFTWARE & SERVICES - 2.1%
Actua Corporation [1]	63,815	995,514
Care.com [1]	179,300	3,234,572
CommerceHub Ser. C [1]	50,000	1,029,500
comScore [1,3]	211,136	6,017,376
HolidayCheck Group [1]	94,900	317,813
IZEA [1,2,4]	75,306	340,383
j2 Global	75,020	5,628,751
Leaf Group [1]	50,000	495,000
MiX Telematics ADR	57,985	739,889
QuinStreet [1]	376,554	3,155,522
Solium Capital [1]	182,800	1,586,593
Stamps.com [1]	35,700	6,711,600
Support.com [1]	216,766	524,574

		30,777,087

IT SERVICES - 1.2%
Acxiom Corporation [1]	48,000	1,322,880
Convergys Corporation [2]	121,000	2,843,500
CSE Global	3,050,000	831,843
DST Systems [2,4]	79,000	4,903,530
Hackett Group (The)	417,266	6,555,249
Innodata [1]	274,314	373,067
Unisys Corporation [1]	60,000	489,000

		17,319,069

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
Amtech Systems [1]	79,271	798,259
Brooks Automation [2]	279,000	6,654,150
Cabot Microelectronics	51,600	4,854,528
Cohu	129,600	2,844,720
CyberOptics Corporation [1]	37,600	564,000
Diodes [1]	270,850	7,765,269
Intermolecular [1]	40,000	54,800
Kulicke & Soffa Industries [1]	155,000	3,771,925
MKS Instruments	15,010	1,418,445
Nanometrics [1]	60,500	1,507,660
†NeoPhotonics Corporation [1,2,4]	32,700	215,166

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Annual Report to Stockholders | 47

Royce Value Trust

Schedule of Investments (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Nova Measuring Instruments [1]	39,500	$1,023,445
Photronics [1]	183,700	1,566,043
Rudolph Technologies [1,2]	34,400	822,160
Silicon Motion Technology ADR	101,200	5,359,552
Teradyne	130,000	5,443,100
Ultra Clean Holdings [1]	42,800	988,252
Veeco Instruments [1]	17,500	259,875
Versum Materials	123,000	4,655,550
Xperi	82,300	2,008,120

		52,575,019

SOFTWARE - 1.8%
American Software Cl. A	108,690	1,264,065
ANSYS [1,2,4]	90,200	13,312,618
BroadSoft [1]	25,000	1,372,500
Computer Modelling Group	371,300	2,835,704
Manhattan Associates [1]	10,000	495,400
Model N [1]	114,887	1,809,470
Monotype Imaging Holdings	117,700	2,836,570
PSI Software	18,194	404,019
RealNetworks [1]	219,879	751,986
Rosetta Stone [1]	40,000	498,800
SeaChange International [1]	247,069	970,981

		26,552,113

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.4%
Diebold Nixdorf	266,600	4,358,910
Intevac [1]	168,700	1,155,595

		5,514,505

Total (Cost $185,355,306)		296,384,665

MATERIALS – 8.2%
CHEMICALS - 2.2%
FutureFuel Corporation	48,500	683,365
Hawkins	86,178	3,033,466
Innospec	36,883	2,603,940
Minerals Technologies	119,493	8,227,093
Quaker Chemical	109,669	16,536,988
Westlake Chemical	14,600	1,555,338

		32,640,190

CONSTRUCTION MATERIALS - 1.8%
Ash Grove Cement [3]	50,518	25,978,882

CONTAINERS & PACKAGING - 0.3%
Mayr-Melnhof Karton	34,000	4,997,352

METALS & MINING - 3.6%
Alamos Gold Cl. A	413,300	2,692,861
Ampco-Pittsburgh	36,966	458,378
Ferroglobe [1]	50,000	810,000
Ferroglobe (Warranty Insurance Trust) [1,6]	49,300	0
Franco-Nevada Corporation	107,300	8,578,635
Gold Fields ADR	370,000	1,591,000
Haynes International [2]	113,900	3,650,495
Hecla Mining	321,300	1,275,561
Lundin Mining	640,000	4,256,484
Major Drilling Group International [1]	981,757	5,514,085
Pretium Resources [1]	165,000	1,882,339
Reliance Steel & Aluminum	128,720	11,042,889
Royal Gold	16,600	1,363,192
Sandstorm Gold [1]	250,000	1,247,500
Synalloy Corporation	178,800	2,395,920
Tree Island Steel	30,000	63,723
Worthington Industries	148,000	6,520,880

		53,343,942

PAPER & FOREST PRODUCTS - 0.3%
Stella-Jones	94,600	3,800,557

Total (Cost $64,206,916)		120,760,923

REAL ESTATE – 3.1%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.0%
Irish Residential Properties REIT	125,000	225,929

REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.1%
Altus Group	24,200	710,983
FirstService Corporation	135,100	9,446,192
FRP Holdings [1]	188,558	8,343,692
Jones Lang LaSalle	15,600	2,323,308
Kennedy-Wilson Holdings	116,300	2,017,805
Marcus & Millichap [1]	253,213	8,257,276
Real Estate Investors	500,000	394,654
RMR Group Cl. A [2,4]	27,200	1,612,960
St. Joe Company (The) [1]	177,000	3,194,850
Tejon Ranch [1]	478,479	9,933,224

		46,234,944

Total (Cost $32,352,781)		46,460,873

TELECOMMUNICATION SERVICES – 0.6%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.1%
China Communications Services	750,182	501,764
HKBN	1,000,000	1,264,561

		1,766,325

WIRELESS TELECOMMUNICATION SERVICES - 0.5%
Boingo Wireless [1]	50,000	1,125,000
Telephone and Data Systems	208,270	5,789,906

		6,914,906

Total (Cost $7,460,886)		8,681,231

UTILITIES – 0.1%
GAS UTILITIES - 0.1%
Shizuoka Gas	110,000	936,161
Toho Gas	12,000	328,866
UGI Corporation	6,500	305,175

		1,570,202

MULTI-UTILITIES - 0.0%
Just Energy Group [2]	18,520	79,451

Total (Cost $1,529,171)		1,649,653

MISCELLANEOUS[7] – 3.3%

Total (Cost $47,298,833)		48,657,510

TOTAL COMMON STOCKS

(Cost $1,031,579,267)		1,503,413,059

48 | 2017 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2017

Schedule of Investments (continued)

VALUE

REPURCHASE AGREEMENT– 3.3%
Fixed Income Clearing Corporation, 0.20% dated 12/29/17, due 1/2/18, maturity value
$48,668,081 (collateralized by obligations of various U.S. Government Agencies, 1.75%
due 10/31/18, valued at $49,644,703)

(Cost $48,667,000)	$48,667,000

TOTAL INVESTMENTS – 104.8%

(Cost $1,080,246,267)	1,552,080,059

LIABILITIES LESS CASH AND OTHER ASSETS – (4.8)%	(71,630,606)

NET ASSETS – 100.0%	$1,480,449,453

†	New additions in 2017.
[1]	Non-income producing.
[2]	All or a portion of these securities were pledged as collateral in connection with the Fund’s revolving credit agreement at December 31, 2017. Total market value of pledged securities at December 31, 2017, was $126,201,544.
[3]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.
[4]	At December 31, 2017, a portion of these securities were rehypothecated in connection with the Fund’s revolving credit agreement in the aggregate amount of $60,930,162.
[5]	At December 31, 2017, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.
[6]	Securities for which market quotations are not readily available represent 0.1% of net assets. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Directors. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.
[7]	Includes securities first acquired in 2017 and less than 1% of net assets.

Bold indicates the Fund’s 20 largest equity holdings in terms of December 31, 2017, market value.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $1,083,388,346. At December 31, 2017, net unrealized appreciation for all securities was $468,691,713 consisting of aggregate gross unrealized appreciation of $565,974,039 and aggregate gross unrealized depreciation of $97,282,326. The primary causes of the differences between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in Real Estate Investment Trusts and publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Annual Report to Stockholders | 49

Royce Value Trust	December 31, 2017

Statement of Assets and Liabilities

ASSETS:
Investments at value

Non-Affiliated Companies	$1,496,302,400

Affiliated Companies	7,110,659

Repurchase agreements (at cost and value)	48,667,000

Cash and foreign currency	73,896

Receivable for investments sold	1,094,758

Receivable for dividends and interest	1,142,291

Prepaid expenses and other assets	623,991

Total Assets	1,555,014,995

LIABILITIES:
Revolving credit agreement	70,000,000

Payable for investments purchased	3,741,243

Payable for investment advisory fee	511,607

Payable for directors’ fees	44,911

Payable for interest expense	20,570

Accrued expenses	247,211

Total Liabilities	74,565,542

Net Assets	$1,480,449,453

ANALYSIS OF NET ASSETS:
Paid-in capital -$0.001 par value per share; 84,587,724 shares outstanding (150,000,000 shares authorized)	$1,006,120,990

Undistributed net investment income (loss)	(1,725,122)

Accumulated net realized gain (loss) on investments and foreign currency	4,219,264

Net unrealized appreciation (depreciation) on investments and foreign currency	471,834,321

Net Assets (net asset value per share -$17.50)	$1,480,449,453

Investments at identified cost	$1,031,579,267

50 | 2017 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Statement of Changes in Net Assets

	YEAR ENDED 12/31/17	YEAR ENDED 12/31/16

INVESTMENT OPERATIONS:
Net investment income (loss)	$10,969,682	$9,680,260

Net realized gain (loss) on investments and foreign currency	81,750,067	75,719,009

Net change in unrealized appreciation (depreciation) on investments and foreign currency	146,329,916	186,502,762

Net increase (decrease) in net assets from investment operations	239,049,665	271,902,031

DISTRIBUTIONS:
Net investment income	(10,679,021)	(10,786,801)

Net realized gain on investments and foreign currency	(85,441,777)	(70,931,388)

Total distributions	(96,120,798)	(81,718,189)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions	41,508,874	33,793,124

Total capital stock transactions	41,508,874	33,793,124

Net Increase (Decrease) In Net Assets	184,437,741	223,976,966

NET ASSETS:

Beginning of year	1,296,011,712	1,072,034,746

End of year (including undistributed net investment income (loss) of $(1,725,122) at 12/31/17 and $(1,959,371) at 12/31/16)	$1,480,449,453	$1,296,011,712

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Annual Report to Stockholders | 51

Royce Value Trust	Year Ended December 31, 2017

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends

Non-Affiliated Companies	$19,679,505

Affiliated Companies	213,896

Foreign withholding tax	(446,367)

Interest	155,761

Rehypothecation income	320,116

Total income	19,922,911

EXPENSES:

Investment advisory fees	5,983,920

Interest expense	1,571,615

Stockholder reports	381,577

Administrative and office facilities	351,683

Custody and transfer agent fees	204,139

Professional fees	182,943

Directors’ fees	178,047

Other expenses	99,864

Total expenses	8,953,788

Compensating balance credits	(559)

Net expenses	8,953,229

Net investment income (loss)	10,969,682

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

NET REALIZED GAIN (LOSS):

Investments in Non-Affiliated Companies	78,822,196

Investments in Affiliated Companies	2,891,007

Foreign currency transactions	36,864

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):

Investments in Non-Affiliated Companies and foreign currency translations	144,856,029

Investments in Affiliated Companies	1,420,227

Other assets and liabilities denominated in foreign currency	53,660

Net realized and unrealized gain (loss) on investments and foreign currency	228,079,983

NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$239,049,665

52 | 2017 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust	Year Ended December 31, 2017

Statement of Cash Flows

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from investment operations	$239,049,665

Adjustments to reconcile net increase (decrease) in net assets from investment operations to net cash provided by operating activities:

Purchases of long-term investments	(273,234,405)

Proceeds from sales and maturities of long-term investments	284,510,862

Net purchases, sales and maturities of short-term investments	32,245,000

Net (increase) decrease in dividends and interest receivable and other assets	113,416

Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(37,643)

Net change in unrealized appreciation (depreciation) on investments	(146,276,256)

Net realized gain (loss) on investments and foreign currency	(81,750,067)

Net cash provided by operating activities	54,620,572

CASH FLOWS FROM FINANCING ACTIVITIES:

Distributions	(96,120,798)

Reinvestment of distributions	41,508,874

Net cash used for financing activities	(54,611,924)

INCREASE (DECREASE) IN CASH:	8,648

Cash and foreign currency at beginning of year	65,248

Cash and foreign currency at end of year	$73,896

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2017 Annual Report to Stockholders | 53

Royce Value Trust

Financial Highlights
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	YEARS ENDED

	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Net Asset Value, Beginning of Period	$15.85	$13.56	$16.24	$18.17	$15.40

INVESTMENT OPERATIONS:
Net investment income (loss)	0.13	0.12	0.12	0.12	0.12

Net realized and unrealized gain (loss) on investments and foreign currency	2.74	3.27	(1.48)	(0.13)	4.89

Net increase (decrease) in net assets from investment operations	2.87	3.39	(1.36)	(0.01)	5.01

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.13)	(0.13)	(0.16)	(0.14)	(0.11)

Net realized gain on investments and foreign currency	(1.03)	(0.89)	(1.08)	(1.68)	(2.08)

Total distributions to Common Stockholders	(1.16)	(1.02)	(1.24)	(1.82)	(2.19)

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.06)	(0.08)	(0.08)	(0.10)	(0.05)

Total capital stock transactions	(0.06)	(0.08)	(0.08)	(0.10)	(0.05)

Net Asset Value, End of Period	$17.50	$15.85	$13.56	$16.24	$18.17

Market Value, End of Period	$16.17	$13.39	$11.77	$14.33	$16.01

TOTAL RETURN:[1]
Net Asset Value	19.31%	26.87%	(8.09)%	0.78%	34.14%

Market Value	30.49%	23.48%	(9.59)%	0.93%	35.63%

RATIOS BASED ON AVERAGE NET ASSETS:
Investment advisory fee expense[2]	0.43%	0.51%	0.50%	0.46%	0.54%

Other operating expenses	0.22%	0.22%	0.18%	0.15%	0.25%

Total expenses (net)	0.65%	0.73%	0.68%	0.61%	0.79%

Expenses net of fee waivers and excluding interest expense	0.54%	0.62%	0.61%	0.55%	0.65%

Expenses prior to fee waivers and balance credits	0.65%	0.73%	0.68%	0.61%	0.79%

Expenses prior to fee waivers	0.65%	0.73%	0.68%	0.61%	0.79%

Net investment income (loss)	0.80%	0.85%	0.78%	0.72%	0.70%

SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$1,480,449	$1,296,012	$1,072,035	$1,231,955	$1,307,829

Portfolio Turnover Rate	19%	28%	35%	40%	33%

REVOLVING CREDIT AGREEMENT:
Asset coverage	2215%	1951%	1631%	1860%	1289%

Asset coverage per $1,000	$22,149	$19,514	$16,315	$18,599	$12,889

[1]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
[2]	The investment advisory fee is calculated based on average net assets over a rolling 60-month basis, while the above ratios of investment advisory fee expenses are based on the average net assets over a 12-month basis.

54 | 2017 Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Royce Value Trust

Notes to Financial Statements

Summary of Significant Accounting Policies

Royce Value Trust, Inc. (the "Fund"), is a diversified closed-end investment company that was incorporated under the laws of the State of Maryland on July 1, 1986. The Fund commenced operations on November 26, 1986.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq's Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund's Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:
Level 1	–	quoted prices in active markets for identical securities.
Level 2	–
other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedule of Investments.

Level 3	–
significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2017. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Common Stocks	$1,355,250,667	$147,270,792	$891,600	$1,503,413,059

Cash Equivalents	–	48,667,000	–	48,667,000

Certain securities have transferred in and out of Level 1 and Level 2 measurements during the reporting period. The Fund recognizes transfers between levels as of the end of the reporting period. For the year ended December 31, 2017, securities valued at $6,076,026 were transferred from Level 1 to Level 2 and securities valued at $1,025,393 were transferred from Level 2 to Level 1 within the fair value hierarchy.

2017 Annual Report to Stockholders | 55

Royce Value Trust

Notes to Financial Statements (continued)

VALUATION OF INVESTMENTS (continued):

Level 3 Reconciliation:

	BALANCE AS OF 12/31/16	SALES	REALIZED GAIN (LOSS)	UNREALIZED GAIN (LOSS)[1]	BALANCE AS OF 12/31/17

Common Stocks	$892,063	$759	$745	$(449)	$891,600

[1]
The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information with adjustments (e.g. broker quotes, pricing services, net asset values).

	FAIR VALUE AT				IMPACT TO VALUATION FROM
	12/31/17	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT(S)	RANGE AVERAGE	AN INCREASE IN INPUT[1]

Common Stocks	$891,600	Discounted Present Value Balance Sheet Analysis	Liquidity Discount	30%-40%	Decrease

[1]
This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The remaining contractual maturity of the repurchase agreement held by the Fund at December 31, 2017 is overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

CAPITAL GAINS TAXES:

The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in certain countries. The Fund records an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statement of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 7% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.75% of the rolling average or the distribution required by IRS regulations. Distributions to Common Stockholders are recorded on ex-dividend date. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions

56 | 2017 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

DISTRIBUTIONS (continued):
will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to the Funds are allocated by Royce & Associates (“Royce”) under an administration agreement and are included in administrative and office facilities and professional fees. The Fund has adopted a deferred fee agreement that allows the Directors to defer the receipt of all or a portion of directors’ fees otherwise payable. The deferred fees are invested in certain Royce Funds until distributed in accordance with the agreement.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian's fee is paid indirectly by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

Capital Stock:
The Fund issued 2,795,800 and 2,740,162 shares of Common Stock as reinvestment of distributions for the years ended December 31, 2017 and December 31, 2016, respectively.

Borrowings:

The Fund is party to a revolving credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Limited (BNPPI). The Fund pays a commitment fee of 0.50% per annum on the unused portion of the credit agreement. The credit agreement has a 360-day rolling term that resets daily; however, if the Fund exceeds certain net asset value triggers, the credit agreement may convert to a 60-day rolling term that resets daily. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding or as otherwise required by applicable regulatory standards and has granted a security interest in the securities pledged to, and in favor of, BNPPI as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement which may necessitate the sale of portfolio securities at potentially inopportune times. BNPPI may terminate the credit agreement upon certain ratings downgrades of its corporate parent, which would result in the Fund’s entire loan balance becoming immediately due and payable. The occurrence of such ratings downgrades may necessitate the sale of portfolio securities at potentially inopportune times. The credit agreement also permits, subject to certain conditions, BNPPI to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive payments in lieu of dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPPI on demand. If BNPPI fails to deliver the recalled security in a timely manner, the Fund is compensated by BNPPI for any fees or losses related to the failed delivery or, in the event a recalled security is not returned by BNPPI, the Fund, upon notice to BNPPI, may reduce the loan balance outstanding by the value of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPPI in connection with the rehypothecation of portfolio securities.

As of December 31, 2017, the Fund has outstanding borrowings of $70,000,000. During the year ended December 31, 2017, the Fund borrowed an average daily balance of $70,000,000 at a weighted average borrowing cost of 2.21%. The maximum amount outstanding during the year ended December 31, 2017 was $70,000,000. As of December 31, 2017, the aggregate value of rehypothecated securities was $60,930,162. During the year ended December 31, 2017, the Fund earned $320,116 in fees from rehypothecated securities.

2017 Annual Report to Stockholders | 57

Royce Value Trust

Notes to Financial Statements (continued)

Investment Advisory Agreement:

As compensation for its services under the investment advisory agreement, Royce receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P SmallCap 600 Index (“S&P 600”).

The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the Fund’s month-end net assets applicable to Common Stockholders, plus the liquidation value of outstanding Preferred Stock, for the rolling 60-month period ending with such month (the "performance period"). The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The performance period for each such month is a rolling 60-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.

Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.

For the twelve rolling 60-month periods in 2017, the Fund’s investment performance ranged from 17% to 39% below the investment performance of the S&P 600. Accordingly, the net investment advisory fee consisted of a Basic Fee of $11,967,837 and a net downward adjustment of $5,983,917 for the performance of the Fund relative to that of the S&P 600. For the year ended December 31, 2017, the Fund expensed Royce investment advisory fees totaling $5,983,920.

Purchases and Sales of Investment Securities:

For the year ended December 31, 2017, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $274,765,818 and $255,530,768, respectively.

Cross trades were executed by the Fund pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7. Cross trades for the year ended December 31, 2017, were as follows:

COST OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)

$14,263,727	$–	$–

Tax Information:
Distributions during the years ended December 31, 2017 and 2016, were characterized as follows for tax purposes:

ORDINARY INCOME		LONG-TERM CAPITAL GAINS

2017	2016	2017	2016

$19,301,057	$12,241,385	$76,819,741	$69,476,804

The tax basis components of distributable earnings at December 31, 2017, were as follows:

QUALIFIED LATE YEAR
UNDISTRIBUTED	UNDISTRIBUTED LONG-TERM	NET UNREALIZED	ORDINARY AND	TOTAL
ORDINARY	CAPITAL GAINS OR	APPRECIATION	POST-OCTOBER LOSS	DISTRIBUTABLE
INCOME	(CAPITAL LOSS CARRYFORWARD)	(DEPRECIATION)[1]	DEFERRALS[2]	EARNINGS

$2,114,248	$3,679,814	$468,684,059	$(149,658)	$474,328,463

[1]
Includes timing differences on foreign currency, recognition of losses on securities sold, investments in publicly traded partnerships and Trusts and mark-to-market of Passive Foreign Investment Companies.

[2]
Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses.

58 | 2017 Annual Report to Stockholders

Royce Value Trust

Notes to Financial Statements (continued)

Tax Information (continued):
     For financial reporting purposes, capital accounts and distributions to stockholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2017, the Fund recorded the following permanent reclassifications, which relate primarily to current investments in Real Estate Investment Trusts, publicly traded partnerships and Trusts, foreign currency transactions, foreign capital gains tax and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

UNDISTRIBUTED NET	ACCUMULATED NET
INVESTMENT INCOME	REALIZED GAIN (LOSS)	PAID-IN CAPITAL

$(56,412)	$(1,742,832)	$1,799,244

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (2014-2017) and has concluded that as of December 31, 2017, no provision for income tax is required in the Fund’s financial statements.

Transactions in Affiliated Companies:
An “Affiliated Company” as defined in the Investment Company Act of 1940, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The Fund effected the following transactions in shares of such companies for the year ended December 31, 2017:

					CHANGE IN NET
					UNREALIZED
	SHARES	MARKET VALUE	COST OF	PROCEEDS	APPRECIATION	REALIZED	DIVIDEND	SHARES	MARKET VALUE
AFFILIATED COMPANY	12/31/16	12/31/16	PURCHASES	FROM SALES	(DEPRECIATION)	GAIN (LOSS)	INCOME	12/31/17	12/31/17

Houston Wire & Cable	509,200	$ 3,309,800	$1,951,264	$ –	$1,055,950	$ –	$ –	877,363	$6,317,014

Stanley Furniture	912,235	821,194	–	–	(27,549)	–	–	912,235	793,645

Timberland Bancorp[1]	444,200	9,177,172	–	4,790,852	391,826	2,891,007	213,896

		$13,308,166			$1,420,227	$2,891,007	$213,896		$7,110,659

1Not an Affiliated Company at December 31, 2017.

2017 Annual Report to Stockholders | 59

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Stockholders of Royce Value Trust, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Royce Value Trust, Inc. (the "Fund") as of December 31, 2017, the related statements of operations and cash flows for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the three years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2014 and the financial highlights for each of the periods ended on or prior to December 31, 2014 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 23, 2015 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and broker; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Baltimore, MD
February 22, 2018

We have served as the auditor of one or more investment companies in the Royce investment company group since at least 1967. We have not determined the specific year we began serving as auditor.

60 | 2017 Annual Report to Stockholders

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2017 Annual Report to Stockholders | 61

History Since Inception

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]

Royce Global Value Trust
10/17/13	Initial Purchase	$8,975	$8.975	1,000	$9,780	$8,975

12/11/14	Distribution $0.15		7.970	19	9,426	8,193

12/10/15	Distribution $0.10		7.230	14	9,101	7,696

12/9/16	Distribution $0.14		7.940	18	10,111	8,446

12/12/17	Distribution $0.11		10.610	11

12/31/17		$8,975		1,062	$13,254	$11,484

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$7,500	$7.500	1,000	$7,250	$7,500

10/28/94	Rights Offering	1,400	7.000	200

12/19/94	Distribution $0.05		6.750	9	9,163	8,462

12/7/95	Distribution $0.36		7.500	58	11,264	10,136

12/6/96	Distribution $0.80		7.625	133	13,132	11,550

12/5/97	Distribution $1.00		10.000	140	16,694	15,593

12/7/98	Distribution $0.29		8.625	52	16,016	14,129

12/6/99	Distribution $0.27		8.781	49	18,051	14,769

12/6/00	Distribution $1.72		8.469	333	20,016	17,026

12/6/01	Distribution $0.57		9.880	114	24,701	21,924

2002	Annual distribution total $0.80		9.518	180	21,297	19,142

2003	Annual distribution total $0.92		10.004	217	33,125	31,311

2004	Annual distribution total $1.33		13.350	257	39,320	41,788

2005	Annual distribution total $1.85		13.848	383	41,969	45,500

2006	Annual distribution total $1.55		14.246	354	51,385	57,647

2007	Annual distribution total $1.35		13.584	357	51,709	45,802

2008	Annual distribution total $1.19[3]		8.237	578	28,205	24,807

3/11/09	Distribution $0.22[3]		4.260	228	41,314	34,212

12/2/10	Distribution $0.08		9.400	40	53,094	45,884

2011	Annual distribution total $0.53[3]		8.773	289	49,014	43,596

2012	Annual distribution total $0.51		9.084	285	57,501	49,669

2013	Annual distribution total $1.38		11.864	630	83,110	74,222

2014	Annual distribution total $2.90		10.513	1,704	86,071	76,507

2015	Annual distribution total $1.26		7.974	1,256	75,987	64,222

2016	Annual distribution total $0.64		7.513	779	92,689	78,540

2017	Annual distribution total $0.69		8.746	783

12/31/17		$8,900		10,408	$109,076	$98,252

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.

62 | 2017 Annual Report to Stockholders

History Since Inception (continued)

HISTORY		AMOUNT INVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]

Royce Value Trust
11/26/86	Initial Purchase	$10,000	$10.000	1,000	$9,280	$10,000

10/15/87	Distribution $0.30		7.000	42

12/31/87	Distribution $0.22		7.125	32	8,578	7,250

12/27/88	Distribution $0.51		8.625	63	10,529	9,238

9/22/89	Rights Offering	405	9.000	45

12/29/89	Distribution $0.52		9.125	67	12,942	11,866

9/24/90	Rights Offering	457	7.375	62

12/31/90	Distribution $0.32		8.000	52	11,713	11,074

9/23/91	Rights Offering	638	9.375	68

12/31/91	Distribution $0.61		10.625	82	17,919	15,697

9/25/92	Rights Offering	825	11.000	75

12/31/92	Distribution $0.90		12.500	114	21,999	20,874

9/27/93	Rights Offering	1,469	13.000	113

12/31/93	Distribution $1.15		13.000	160	26,603	25,428

10/28/94	Rights Offering	1,103	11.250	98

12/19/94	Distribution $1.05		11.375	191	27,939	24,905

11/3/95	Rights Offering	1,425	12.500	114

12/7/95	Distribution $1.29		12.125	253	35,676	31,243

12/6/96	Distribution $1.15		12.250	247	41,213	36,335

1997	Annual distribution total $1.21		15.374	230	52,556	46,814

1998	Annual distribution total $1.54		14.311	347	54,313	47,506

1999	Annual distribution total $1.37		12.616	391	60,653	50,239

2000	Annual distribution total $1.48		13.972	424	70,711	61,648

2001	Annual distribution total $1.49		15.072	437	81,478	73,994

2002	Annual distribution total $1.51		14.903	494	68,770	68,927

1/28/03	Rights Offering	5,600	10.770	520

2003	Annual distribution total $1.30		14.582	516	106,216	107,339

2004	Annual distribution total $1.55		17.604	568	128,955	139,094

2005	Annual distribution total $1.61		18.739	604	139,808	148,773

2006	Annual distribution total $1.78		19.696	693	167,063	179,945

2007	Annual distribution total $1.85		19.687	787	175,469	165,158

2008	Annual distribution total $1.72[3]		12.307	1,294	95,415	85,435

3/11/09	Distribution $0.32[3]		6.071	537	137,966	115,669

12/2/10	Distribution $0.03		13.850	23	179,730	156,203

2011	Annual distribution total $0.78[3]		13.043	656	161,638	139,866

2012	Annual distribution total $0.80		13.063	714	186,540	162,556

2013	Annual distribution total $2.19[4]		16.647	1,658	250,219	220,474

2014	Annual distribution total $1.82		14.840	1,757	252,175	222,516

2015	Annual distribution total $1.24		12.725	1,565	231,781	201,185

2016	Annual distribution total $1.02		12.334	1,460	293,880	248,425

2017	Annual distribution total $1.16		14.841	1,495

12/31/17		$21,922		20,048	$350,840	$324,176

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions, other than for initial purchase.
[3]	Includes a return of capital.
[4]	Includes Royce Global Value Trust spin-off of $1.40 per share.

2017 Annual Report to Stockholders | 63

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?
By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Royce closed-end funds work?
The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?
If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?
If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?
The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your RVT and RMT shares with Computershare for safekeeping. (RGT does not issue shares in certificated form). Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Funds’ investment adviser absorbed all commissions on optional cash purchases under the Plans through December 31, 2017.

How do the Plans work for registered stockholders?
Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for RVT and RMT held by them to Computershare to be held in non-certificated form. RGT does not issue shares in certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Funds’ investment adviser absorbed all commissions on optional sales under the Plans through December 31, 2017. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?
You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43078, Providence, RI 02940-3078, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

64 | 2017 Annual Report to Stockholders

Directors and Officers

All Directors and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Charles M. Royce, Director1
Age: 78 | Number of Funds Overseen: 22 | Tenure: Since 1982
Non-Royce Directorships: Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Chairman of the Board of Managers of Royce & Associates, LP (“Royce”), the Funds’ investment adviser; Chief Executive Officer (1972–June 2016), President (1972-June 2014) of Royce.

Christopher D. Clark, Director1, President
Age: 52 | Number of Funds Overseen: 22 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (Since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Director
Age: 69 | Number of Funds Overseen: 22 | Tenure: Since 2009
Non-Royce Directorships: Trustee of ING Mutual Funds and Director of Wisconsin Energy Corp.
Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Director
Age 56 | Number of Funds Overseen: 22 | Tenure: Since 2017
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (since 1999). Mr. Grisanti’s prior business experience includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Stephen L. Isaacs, Director
Age: 78 | Number of Funds Overseen: 22 | Tenure: Since 1989
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Attorney and President of Health Policy Associates, Inc., consultants. Mr. Isaacs’s prior business experience includes having served as President of the Center for Health and Social Policy (from 1996 to 2012); Director of Columbia University Development Law and Policy Program and Professor at Columbia University (until August 1996).

Arthur S. Mehlman, Director
Age: 75 | Number of Funds Overseen: 40 | Tenure: Since 2004
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds.
Principal Occupation(s) During Past Five Years: Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

David L. Meister, Director
Age: 78 | Number of Funds Overseen: 22 | Tenure: Since 1982
Non-Royce Directorships: None
Principal Occupation(s) During Past Five Years: Consultant. Chairman and Chief Executive Officer of The Tennis Channel (from June 2000 to March 2005). Mr. Meister’s prior business experience includes having served as Chief Executive Officer of Seniorlife.com, a consultant to the communications industry, President of Financial News Network, Senior Vice President of HBO, President of Time-Life Films, and Head of Broadcasting for Major League Baseball.

G. Peter O’Brien, Director
Age: 72 | Number of Funds Overseen: 40 | Tenure: Since 2001
Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 18 Legg Mason Funds; Director of TICC Capital Corp.
Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly: Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Director
Age: 59 | Number of Funds Overseen: 22 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a private North Carolina trust company (since May 2012). Mr. Shields’s prior business experience includes owning Shields Advisors, an investment consulting firm (from April 2010 to June 2012).

Francis D. Gannon, Vice President
Age: 50 | Tenure: Since 2014
Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President
Age: 55 | Tenure: Since 1994
Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer
Age: 51 | Tenure: Since 2015
Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer
Age: 50 | Tenure: 1996-2001 and Since 2002
Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer
Age: 58 | Tenure: Since 2004
Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

[1]	Interested Director.
Director will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal.

2017 Annual Report to Stockholders | 65

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2017, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2017 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in any Royce-managed portfolio in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Funds on the website at www.roycefunds.com.
Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.
All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded companies in the Russell 3000 Index. The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The Russell Global Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The Russell Global ex-U.S. Large Cap Index is an index of global large-cap stocks, excluding the United States. The Russell Global ex-U.S. Small Cap Index is an index of global small-cap stocks, excluding the United States. The S&P 500 and SmallCap 600 are indexes of U.S. large- and small-cap stocks, respectively, selected by Standard & Poor’s based on market size, liquidity, and industry grouping, among other factors. The Nasdaq Composite is an index of the more than 3,000 common equities listed on the Nasdaq stock exchange. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Royce by Russell Investments.
The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. For the Morningstar Small Blend Category: © 2017 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Forward-Looking Statements
This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:
•	the Funds’ future operating results
•	the prospects of the Funds’ portfolio companies
•	the impact of investments that the Funds have made or may make
•	the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.
This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.
The Royce Funds have based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions
Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust may each repurchase up to 5% of the issued and outstanding shares of its respective common stock during the year ending December 31, 2017. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.
Royce Global Value Trust, Royce Micro-Cap Trust, and Royce Value Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

Annual Certifications
As required, the Funds have submitted to the New York Stock Exchange (“NYSE”) for the annual certification of the Funds’ Chief Executive Officer that he is not aware of any violation of the NYSE’s listing standards. The Funds also have included the certification of the Funds’ Chief Executive Officer and Chief Financial Officer required by section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Funds’ form N-CSR for the period ended December 31, 2016, filed with the Securities and Exchange Commission.

Proxy Voting
A copy of the policies and procedures that The Royce Funds use to determine how to vote proxies relating to portfolio securities and information regarding how each of The Royce Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on The Royce Funds’ website at www.roycefunds.com, by calling (800) 221-4268 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing
The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Royce Funds’ holdings are also on the Funds’ website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330. The Funds’ complete schedules of investments are updated quarterly, and are available at www.roycefunds.com.

66 | 2017 Annual Report to Stockholders

Results of Stockholders Meeting

Royce Global Value Trust, Inc.

At the 2017 Annual Meeting of Stockholders held on September 28, 2017, the Fund’s stockholders elected three Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

Stephen L. Isaacs	8,844,487	182,288

Christopher D. Clark	8,900,214	126,562

Christopher C. Grisanti	8,841,967	184,808

Royce Micro-Cap Trust, Inc.

At the 2017 Annual Meeting of Stockholders held on September 28, 2017, the Fund’s stockholders elected three Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

Stephen L. Isaacs	33,915,596	430,464

Christopher D. Clark	34,044,756	301,304

Christopher C. Grisanti	33,919,361	426,699

Royce Value Trust, Inc.

At the 2017 Annual Meeting of Stockholders held on September 28, 2017, the Fund’s stockholders elected three Directors, consisting of:

	VOTES FOR	VOTES WITHHELD

Stephen L. Isaacs	70,538,590	1,550,816

Christopher D. Clark	71,095,361	994,046

Christopher C. Grisanti	70,532,547	1,556,859

2017 Annual Report to Stockholders | 67

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About The Royce Funds	Contact Us

Unparalleled Knowledge + Experience
Pioneers in small-cap investing, with 40+ years of experience, depth of knowledge, and focus.

Independent Thinking
The confidence to go against consensus, the insight to uncover opportunities others might miss, and the tenacity to stay the course through market cycles.

Specialized Approaches
Strategies that use value, core, or growth investment approaches to select micro-cap, small-cap, and mid-cap companies.

Unwavering Commitment
Our team of 17 portfolio managers have significant personal investments in the strategies they manage.
GENERAL INFORMATION
General Royce Funds information including an overview of our firm and Funds
(800) 221-4268
COMPUTERSHARE
Transfer Agent and Registrar
Speak with a representative about:
• Your account, transactions, and forms
(800) 426-5523
FINANCIAL ADVISORS AND BROKER-DEALERS
Speak with your regional Royce contact regarding:
• Information about our firm, strategies, and Funds
• Fund Materials
(800) 337-6923

Item 2. Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Directors of the Registrant has determined that it has an audit committee financial expert.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Directors as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004 and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined under Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

Year ended December 31, 2017 - $35,027

Year ended December 31, 2016 - $34,340

(b)	Audit-Related Fees:

Year ended December 31, 2017 - $0

Year ended December 31, 2016 - $0

(c)	Tax Fees:

Year ended December 31, 2017 - $9,550 - Preparation of tax returns

Year ended December 31, 2016 - $9,360 - Preparation of tax returns

(d)	All Other Fees:

Year ended December 31, 2017 - $0

Year ended December 31, 2016 - $0

(e)(1)   Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or investment adviser(s) for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees for them. Any subsequent revision to already pre-approved services or fees (including fee increases) are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant or one of its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (e.g., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant's Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Committee. The independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that pre-approval has been obtained from the Audit Committee or an individual member who is an independent Board member. The member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2)  Not Applicable

(f)     Not Applicable

(g)        Year ended December 31, 2017 - $9,550

 Year ended December 31, 2016 - $9,360

(h)	No such services were rendered during 2017 or 2016.

Item 5. Audit Committee of Listed Registrants. The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. Patricia W. Chadwick, Richard M. Galkin, Stephen L. Isaacs, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien are members of the Registrant’s audit committee.

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Royce & Associates, LP (“Royce”) has adopted written proxy voting policies and procedures (the “Proxy Voting Procedures”) for itself and client accounts for which Royce is responsible for voting proxies. Royce is generally granted proxy voting authority at the inception of its management of each client account. Proxy voting authority is generally either (i) specifically authorized in the applicable investment management agreement or other instrument; or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to Royce in the applicable investment management agreement. In voting proxies, Royce is guided by general fiduciary principles. Royce’s goal is to act prudently, solely in the best interest of the beneficial owners of the accounts it manages. Royce attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner it believes will be consistent with efforts to enhance and/or protect stockholder value.

Royce’s personnel are responsible for monitoring receipt of all proxies and seeking to ensure that proxies are received for all securities for which Royce has proxy voting authority. Royce is not responsible for voting proxies it does not receive. Royce divides proxies into "regularly recurring" and "non-regularly recurring" matters. Examples of regularly recurring matters include non-contested elections of directors and non-contested approvals of independent auditors. Royce’s personnel are responsible for developing and maintaining a list of matters Royce treats as “regularly recurring” and for ensuring that instructions from a Royce Co-Chief Investment Officer are followed when voting those matters on behalf of Royce clients. Non-regularly recurring matters are all other proxy matters and are brought to the attention of the relevant portfolio manager(s) for the applicable account(s). After giving consideration to advisories provided by an independent third party research firm with respect to such non-regularly recurring matters, the portfolio manager(s) directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment.

Certain Royce portfolio managers may provide instructions that they do not want regularly recurring matters to be voted in accordance with the standing instructions for their accounts and individual voting instructions on all matters, both regularly recurring and non-regularly recurring, will be obtained from such portfolio managers. Under certain circumstances, Royce may also vote against a proposal from the issuer's board of directors or management. Royce's portfolio managers decide these issues on a case-by-case basis. A portfolio manager of Royce may, on occasion, decide to abstain from voting a proxy or a specific proxy item when such person concludes that the potential benefit of voting is outweighed by the cost or when it is not in the client's best interest to vote.

There may be circumstances where Royce may not be able to vote proxies in a timely manner, including, but not limited to, (i) when certain securities are out on loan at the time of a record date; (ii) when administrative or operational constraints impede Royce’s ability to cast a timely vote, such as late receipt of proxy voting information; and/or (iii) when systems, administrative or processing errors occur (including errors by Royce or third party vendors).

To further Royce's goal to vote proxies in the best interests of its client, Royce follows specific procedures outlined in the Proxy Voting Procedures to identify, assess and address material conflicts that may arise between Royce's interests and those of its clients before voting proxies on behalf of such clients. In the event such a material conflict of interest is identified, the proxy will be voted by Royce in accordance with the recommendation given by an independent third party research firm.

You may obtain a copy of the Proxy Voting Procedures at www.roycefunds.com or by calling 212-508-4500. Additionally, you can obtain information on how your securities were voted by calling 212-508-4500.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Managers of Closed-End Management Investment Companies (information as of December 31, 2017)

Name	Title	Length of Service	Principal Occupation(s) During Past 5 Years
Charles M. Royce	Portfolio Manager and Member of the Board of Directors of the Registrant	Since 1993

Chairman of the Board of Managers of Royce & Associates, LP (“Royce”), investment adviser to the Registrant, Member of the boards of directors/trustees of the Registrant, Royce Value Trust, Inc. ("RVT"), Royce Global Value Trust, Inc. ("RGT"),The Royce Fund (“TRF”) and Royce Capital Fund ("RCF") (collectively, "The Royce Funds").

Chris E. Flynn	Assistant Portfolio Manager*	Since April 1, 2007	Assistant Portfolio Manager of the Registrant (since April 1, 2007); and Principal, Portfolio Manager and Senior Analyst at Royce (since 1993).
James J. Harvey	Assistant Portfolio Manager*	Since April 1, 2007	Assistant Portfolio Manager of the Registrant (since April 1, 2007); and Portfolio Manager and Analyst at Royce (since 1999).

* Assistant Portfolio Managers may have investment discretion over a portion of the Registrant’s portfolio subject to the supervision of Registrant’s Portfolio Manager.

(a)(2) Other Accounts Managed by Portfolio Manager and Potential Conflicts of Interest (information as of December 31, 2017)

Other Accounts

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Value of Managed Accounts for which Advisory Fee is Performance Based

Charles M. Royce
	Registered investment companies	8	9,126,157,867	2	1,890,354,369
	Private pooled investment vehicles	1	12,619,047	1	12,619,047
	Other accounts*	12	51,481,114	-	-

Chris E. Flynn
	Registered investment companies	6	6,582,848,932	2	1,890,354,369
	Private pooled investment vehicles	-	-	-	-
	Other accounts*	-	-	-	-

James J. Harvey
	Registered investment companies	2	417,858,059	1	409,905,340
	Private pooled investment vehicles	-	-	-	-
	Other accounts*	-	-	-	-

*Other accounts include all other accounts managed by the Portfolio Manager in either a professional or personal capacity except for personal accounts subject to pre-approval and reporting requirements under the Registrant’s Rule 17j-1 Code of Ethics.

Conflicts of Interest

The fact that a Portfolio Manager has day-to-day management responsibility for more than one client account may create actual, potential or only apparent conflicts of interest. For example, the Portfolio Manager may have an opportunity to purchase securities of limited availability. In this circumstance, the Portfolio Manager is expected to review each account's investment guidelines, restrictions, tax considerations, cash balances, liquidity needs and other factors to determine the suitability of the investment for each account and to ensure that his or her managed accounts are treated equitably. The Portfolio Manager may also decide to purchase or sell the same security for multiple managed accounts at approximately the same time. To address any conflicts that this situation may create, the Portfolio Manager will generally combine managed account orders (i.e., enter a "bunched" order) in an effort to obtain best execution or a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts managed by common Portfolio Managers on the same day are executed at different prices or commission rates, the transactions will generally be allocated by Royce to each of such managed accounts at the weighted average execution price and commission. In circumstances where a pre-allocated bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account's level of participation in the order. Royce may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account.

As described below, there is a revenue-based component of each Portfolio Manager's Performance-Related Variable Compensation and the Portfolio Managers also receive Firm-Related Variable Compensation based on revenues (adjusted for certain imputed expenses) generated by Royce. In addition, Charles M. Royce receives variable compensation based on Royce's retained pre-tax profits from operations. As a result, the Portfolio Managers may receive a greater relative benefit from activities that increase the value to Royce of The Royce Funds and/or other Royce client accounts, including, but not limited to, increases in sales of Registrant’s shares and assets under management.

               Also, as described above, the Portfolio Managers generally manage more than one client account, including, among others, registered investment company accounts, separate accounts and private pooled accounts managed on behalf of institutions (e.g., pension funds, endowments and foundations) and for high-net-worth individuals. The appearance of a conflict of interest may arise where Royce has an incentive, such as a performance-based management fee (or any other variation in the level of fees payable by the Registrant or other Royce client accounts to Royce), which relates to the management of one or more of The Royce Funds or accounts with respect to which the same Portfolio Manager has day-to-day management responsibilities. Except as described below, no Royce Portfolio Manager's compensation is tied to performance fees earned by Royce for the management of any one client account. Although variable and other compensation derived from Royce revenues or profits is impacted to some extent, the impact is relatively minor given the small percentage of Royce firm assets under management for which Royce receives performance-measured revenue. Notwithstanding the above, the Performance-Related Variable Compensation paid to Charles M. Royce as Portfolio Manager of two registered investment company accounts (the Registrant and RMT) is based, in part, on performance-based fee revenues. The Registrant and RMT pay Royce a fulcrum fee that is adjusted up or down depending on the performance of the Fund relative to its benchmark index.

               Finally, conflicts of interest may arise when a Portfolio Manager personally buys, holds or sells securities held or to be purchased or sold for the Registrant or other Royce client account or personally buys, holds or sells the shares of one or more of The Royce Funds. To address this, Royce has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Registrant’s stockholders’ interests). Royce generally does not permit its Portfolio Managers to purchase small- or micro-cap securities for their personal investment portfolios.

               Royce and The Royce Funds have adopted certain compliance procedures which are designed to address the above-described types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Description of Portfolio Manager Compensation Structure (information as of December 31, 2017)

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All Portfolio Managers, receive from Royce a base salary, Portfolio-Related Variable Compensation (generally the largest element of each Portfolio Manager’s compensation with the exception of Charles M. Royce), Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio Manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each Portfolio Manager’s compensation consists of the following elements:

-	BASE SALARY. Each Portfolio Manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

-	PORTFOLIO-RELATED VARIABLE COMPENSATION. Each Portfolio Manager receives quarterly Portfolio-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing. The revenue used to determine the quarterly Portfolio-Related Variable Compensation received by Charles M. Royce that relates to each of RMT and RVT is performance-based fee revenue.

Payment of the Portfolio-Related Variable Compensation may be deferred, and any amounts deferred are forfeitable, if the Portfolio Manager is terminated by Royce with or without cause or resigns. The amount of the deferred Portfolio-Related Variable Compensation will appreciate or depreciate during the deferral period, based on the total return performance of one or more Royce-managed registered investment company accounts selected by the Portfolio Manager at the beginning of the deferral period. The amount deferred will depend on the Portfolio Manager’s total direct, indirect beneficial and deferred unvested investments in the Royce registered investment company accounts for which he or she is receiving portfolio management compensation.

-	FIRM-RELATED VARIABLE COMPENSATION. Portfolio Managers receive quarterly variable compensation based on Royce’s net revenues.

-	BENEFIT PACKAGE. Portfolio Managers also receive benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, Portfolio Managers may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a Portfolio Manager’s overall compensation.

(a)(4) Dollar Range of Equity Securities in Registrant Beneficially Owned by Portfolio Manager (information as of December 31, 2017)

The following table shows the dollar range of the Registrant’s shares owned beneficially and of record by the Portfolio Managers, including investments by his immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Registrant’s Shares Beneficially Owned
Charles M. Royce	Over $1,000,000
Chris E. Flynn	$100,001 to $500,000
James J. Harvey	$10,000 to $50,000

(b) Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not Applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYCE MICRO-CAP TRUST, INC.

BY: /s/ Christopher D. Clark

Christopher D. Clark

President

Date: March 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

ROYCE MICRO-CAP TRUST, INC.	ROYCE MICRO-CAP TRUST, INC.

BY: /s/ Christopher D. Clark	BY: /s/ Peter K. Hoglund
Christopher D. Clark	Peter K. Hoglund
President	Treasurer

Date: March 2, 2018	Date: March 2, 2018